Registration No. 033-06343

811-04704

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	(X)
Pre-Effective Amendment No. __ ( )
Post-Effective Amendment No. 49 (x)
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	(X)

Amendment No. 51 (x)

(Check appropriate box or boxes.)

SIMS TOTAL RETURN FUND, INC.

(Exact Name of Registrant as Specified in Charter)

225 East Mason Street, Suite 802
Milwaukee, Wisconsin	53202
(Address of Principal Executive Offices)	(Zip Code)

(414) 765-1107

(Registrant’s Telephone Number, including Area Code)

Luke E. Sims	Copy to:
Sims Capital Management LLC	Peter D. Fetzer
225 East Mason, Suite 802	Foley & Lardner LLP
Milwaukee, Wisconsin 53202	777 East Wisconsin Avenue
(Name and Address of Agent for Service)	Milwaukee, Wisconsin 53202

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective.

It is proposed that this filing become effective (check appropriate box):

[X]	immediately upon filing pursuant to paragraph (b)

[ ]	on (date) pursuant to paragraph (b)

[ ]	60 days after filing pursuant to paragraph (a)(1)

[ ]	on (date) pursuant to paragraph (a)(1)

[ ]	75 days after filing pursuant to paragraph (a)(2)

[ ]	on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS	October 26, 2018

The Sims Total Return Fund (Symbol: SIMFX) is a no load mutual fund that invests mainly in common stocks.

Please read this Prospectus and keep it for future reference. It contains important information, including information on how the Sims Total Return Fund invests and the services it offers to shareholders.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Sims Total Return Fund, Inc.
225 East Mason Street, Suite 802
Milwaukee, Wisconsin 53202-3657

1-800-968-2122
(Fund Information Provided by Sims
Capital Management LLC)

1-800-968-2122
(Account Information Provided by
U.S. Bank Global Fund Services)

www.simstotalreturn.com

TABLE OF CONTENTS

Summary Information	1
Investment Strategies and Portfolio Holdings Disclosure	5
Who Manages the Fund?	5
How Is The Fund’s Share Price Determined?	6
How Do I Open An Account and Purchase Shares?	6
How Do I Sell My Shares?	10
What About Dividends, Capital Gains Distributions and Taxes?	14
Financial Highlights	15

The Sims Total Return Fund

SUMMARY INFORMATION

Investment Objective

The Sims Total Return Fund (the “Fund”) seeks total return.

Fund Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Sims Total Return Fund:

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a Percentage of Offering Price)	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Distributions	None
Redemption Fee (the transfer agent charges $15 for each wire redemption)	None
Exchange Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.74%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	2.67%
Total Annual Fund Operating Expenses After Fee Waivers	3.41%

Example

This Example is intended to help you compare the cost of investing in the Sims Total Return Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$344	$1,048	$1,774	$3,694

Portfolio Turnover

The Sims Total Return Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 62.7% of the average value of its portfolio.

Principal Investment Strategies of the Sims Total Return Fund

The Sims Total Return Fund invests primarily in common stocks of United States companies. Most, but not all, of its common stock investments pay dividends. Typically, the Fund invests in well-established mid- to large-capitalization companies (market capitalizations of $3 billion or more) having an operating history of ten or more years. The Fund’s investment adviser considers a number of financial metrics in determining whether a company’s stock is undervalued, including among other things, revenue growth, earnings growth, gross margins, operating margins, pretax and after-tax margins, return on assets and return on invested capital. The Fund sells companies that no longer meet its investment criteria, or if the investment adviser believes better investment opportunities are available.

Principal Risks of Investing in the Sims Total Return Fund

Investors in the Sims Total Return Fund may lose money. There are risks associated with investments in the types of securities in which the Fund invests. These risks include:

●	Market Risk: The prices of the securities in which the Fund invests may decline for a number of reasons. The price declines of common stocks and bonds may be steep, sudden and prolonged.

●

Value Investing Risk: The Fund primarily invests in “value” stocks. The Fund’s investment adviser may be wrong in its assessment of a company’s value and the stocks the Fund holds may not reach what the investment adviser believes are their full values. From time to time, “value” investing falls out of favor with investors. During these periods, the Fund’s relative performance may lag.

●

Medium Capitalization Companies’ Risk: The securities of medium capitalization companies generally trade in lower volumes than those of large capitalization companies and tend to be more volatile because medium capitalization companies tend to be more susceptible to adverse business or economic events than larger more established companies.

●

Portfolio Turnover Risk: The Fund pays transaction costs, such as commissions, when it buys and sells securities, or “turn over” its portfolio. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs affect the Fund’s performance.

Because of these risks, the Fund is a suitable investment only for those investors who have long-term investment goals. Prospective investors who are uncomfortable with an investment that will fluctuate in value should not invest in the Fund.

Performance Information

The bar chart and table that follow provide some indication of the risks of investing in the Sims Total Return Fund. The bar chart shows changes in the Fund’s performance from year to year. The table shows how the Fund’s average annual returns over 1, 5, and 10 years compare with those of a broad measure of market performance. Please remember that the Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information is available on the Fund’s website (http://www.simstotalreturn.com).

Sims Total Return Fund (Total return per calendar year)

Note:

During the ten year period shown on the bar chart, the Fund’s highest total return for a quarter was 14.63% (quarter ended September 30, 2009) and the lowest total return for a quarter was -19.36% (quarter ended December 31, 2008).

The Fund’s 2018 year to date total return is 1.83% (January 1, 2018 through the quarter ended September 30, 2018).

Average Annual Total Returns (for the periods ending December 31, 2017)	Past Year	Past Five Years	Past Ten Years
Sims Total Return Fund
Return before taxes	6.24%	5.19%	2.85%
Return after taxes on distributions	5.47%	3.67%	1.96%
Return after taxes on distributions and sale of Fund shares	4.04%	3.89%	2.18%
S&P 500® Index (reflects no deductions for fees, expenses or taxes)	21.83%	15.79%	8.50%

The after-tax returns are calculated using the historical highest individual stated federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s individual tax situation and may differ from those shown and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund’s returns after taxes on distributions and sale of Fund shares may be higher than its returns after taxes on distributions because they include a tax benefit resulting from the capital losses that may have been incurred.

Management

Investment Adviser

Sims Capital Management LLC is the investment adviser to the Sims Total Return Fund.

Portfolio Managers

Luke E. Sims and David C. Sims are the portfolio managers for the Sims Total Return Fund. Mr. Luke E. Sims, President and Chief Executive Officer of the Fund, and Mr. David C. Sims, Vice President, Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary of the Fund, have been portfolio managers for the Fund since 2016. During the past five years Mr. Luke Sims has been the Chairman of Sims Capital Management LLC (the Fund’s Adviser), the President and Chief Executive Officer of Eagle Capital Growth Fund, Inc. (NYSE American: GRF), in addition to his roles and responsibilities with the Fund. During the past five years Mr. David Sims has been the President of Sims Capital Management LLC (the Fund’s Adviser), the Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary of Eagle Capital Growth Fund, Inc. (NYSE American: GRF), in addition to his roles and responsibilities with the Fund.

Purchase and Sale of Fund Shares

The minimum initial investment in the Sims Total Return Fund is $500. There is a $100 subsequent investment requirement by mail and a $500 subsequent investment requirement by wire transfer. $50 minimum exists for each additional investment made through the Automatic Investment Plan.

You may redeem and purchase shares of the Fund each day the New York Stock Exchange is open. You may redeem or purchase Fund shares by mail (Sims Total Return Fund, P.O. Box 701, Milwaukee, WI 53201-0701), or by telephone at 1-800-968-2122. Investors who wish to redeem or purchase shares through a broker-dealer or other financial intermediary should contact the intermediary regarding the hours during which orders may be placed.

Tax Information

The Sims Total Return Fund’s distributions generally will be taxable to you, whether they are paid in cash or reinvested in Sims Total Return Fund shares, unless you invest through a tax-deferred arrangement, such as a 401(k) plan or an IRA, in which case such distributions may be taxable at a later date.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Sims Total Return Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. Specifically, the Fund’s investment adviser may pay additional compensation (at its own expense and not as an expense of the Fund) to certain brokers, dealers or other financial intermediaries in connection with the sale or retention of Fund shares and/or shareholder servicing. If made, these payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

INVESTMENT STRATEGIES AND PORTFOLIO HOLDINGS DISCLOSURE

The Sims Total Return Fund may change its investment objective without obtaining shareholder approval.

Principal Investment Strategies

The Sims Total Return Fund invests primarily in common stocks of United States companies. Most, but not all, of its common stock investments pay dividends. Typically, the Fund invests in well-established mid- to large-capitalization companies (market capitalizations of $3 billion or more) having an operating history of ten or more years. The Fund’s investment adviser favors “value” stocks and shuns stocks where the price reflects a premium because of their popularity. The Fund’s investment adviser considers a number of financial characteristics such as earnings growth, book value, dividends, asset value and liquidation value in determining whether or not a company’s stock is undervalued. The Fund sells companies that no longer meet its investment criteria, or if the investment adviser believes better investment opportunities are available.

Non-Principal Investment Strategies

The Sims Total Return Fund, in response to adverse market, economic, political or other conditions, may take temporary defensive positions. This means the Fund will invest some or all of its assets in money market instruments (like U.S. Treasury Bills, commercial paper or commercial paper master notes). The Fund will not be able to achieve its investment objective of total return to the extent that it invests in money market instruments since these securities earn interest but do not appreciate in value. When the Fund is not taking a temporary defensive position, it still may hold some cash and money market instruments in order to take advantage of investment opportunities, or so it can pay expenses and satisfy redemption requests.

Disclosure of Portfolio Holdings

The Statement of Additional Information for the Sims Total Return Fund, which is incorporated by reference into this Prospectus, contains a description of the Fund’s policies and procedures regarding disclosure of its portfolio holdings.

WHO MANAGES THE FUND?

Sims Capital Management LLC (the “Adviser”) is the investment adviser to the Sims Total Return Fund. The Adviser’s address is:

225 East Mason Street, Suite 802
Milwaukee, Wisconsin 53202-3657

The Adviser has been in business since 2003 and is the Fund’s only investment adviser. As the investment adviser to the Fund, the Adviser manages the investment portfolio of the Fund. All of the decisions it makes concerning the securities to buy and sell for the Fund are made by the Fund’s portfolio managers, Luke E. Sims and David C. Sims. Mr. Luke E. Sims and Mr. David C. Sims are co-portfolio managers for the Fund. As such, they are equally responsible for the day-to-day management of the Fund’s portfolio. The Fund pays Sims Capital Management LLC, the Fund’s investment adviser, an annual investment advisory fee based upon its average daily net assets. For the most recent fiscal year, the Fund paid Sims Capital Management LLC an advisory fee equal to 0.74% of its average daily net assets.

The Statement of Additional Information for the Fund, which is incorporated by reference into the Prospectus, provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership in the Fund.

HOW IS THE FUND’S SHARE PRICE DETERMINED?

The price at which investors purchase shares of the Sims Total Return Fund and at which shareholders redeem shares of the Fund is called its net asset value. The Fund normally calculates its net asset value as of the close of regular trading (normally 3:00 p.m. Central Time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on weekends and most major holidays. The Fund calculates its net asset value based on the market prices of the securities (other than money market instruments) it holds. The Fund values most money market instruments it holds at their amortized cost, which approximates fair market value. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case such securities are fair valued under the supervision of the Fund’s Board of Directors. The Fund will process purchase orders that it receives and redemption orders that it receives prior to the close of regular trading on a day that the New York Stock Exchange is open at the net asset value determined later that day. It will process purchase orders that it receives and redemption orders that it receives after the close of regular trading at the net asset value determined at the close of regular trading on the next day the New York Stock Exchange is open.

If market quotations are not readily available, the Fund will value securities at their fair value pursuant to procedures established by and under the supervision of the Board of Directors. The fair value of a security is the amount which the Fund might reasonably expect to receive upon a current sale. The fair value of a security may differ from the last quoted price and the Fund may not be able to sell a security at the fair value. Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the New York Stock Exchange. Other types of securities that the Fund may hold for which fair value pricing might be required include, but are not limited to: (a) illiquid securities; (b) securities of an issuer that has entered into a restructuring; and (c) securities whose trading has been halted or suspended or primary market is closed.

HOW DO I OPEN AN ACCOUNT AND PURCHASE SHARES?

Foreign Investors

Shares of the Sims Total Return Fund have not been registered for sale outside of the United States. The Fund generally does not sell shares to investors residing outside of the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses. Please contact the Adviser for more information.

How to Purchase Shares from the Fund

1.	Read this Prospectus carefully.

2.	Determine how much you want to invest keeping in mind the following minimums*:

● New accounts	$500
● Automatic Investment Plan	$50
● Dividend reinvestment	No Minimum
● Additional investments:
(by mail)	$100
(by wire transfer)	$500
* Servicing Agents may impose different minimums.

3.

Complete an Account Application, carefully following the instructions. For additional investments, complete the Invest by Mail form attached to your confirmation statement received from the transfer agent. If you do not have the Invest by Mail form, include the Fund name, your name, address, and account number on a separate piece of paper along with your check. If you have any questions or need applications or forms, please call 1-800-968-2122.

In compliance with the USA Patriot Act, please note that the transfer agent, U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, will verify certain information on your Account Application as part of the Fund’s Anti-Money Laundering Program. In order to ensure compliance with this law, the Fund is required to obtain the following information for all registered owners and all authorized individuals:

●	Full Name
●	Date of Birth
●	Social Security Number
●	Permanent Street Address (P.O. Box only is not acceptable)
●	Corporate accounts require additional documentation

The Fund might request additional information about you to help the transfer agent verify your identity. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners of such legal entity. Please note that your Account Application will be returned if any information is missing or the Fund does not have a reasonable belief of your identity.

Any delay in processing your order will affect the purchase price you receive for your shares. The Adviser and the transfer agent are not liable for fluctuations in net asset value experienced as a result of such delays in processing.

4.

Make your check payable to the Sims Total Return Fund. All purchase checks must be in U.S. Dollars drawn on a bank located within the United States. The Fund is unable to accept post dated checks or any conditional order or payment. Also, to prevent fraud, the Fund will not accept third party checks, U.S. Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. U.S. Bank Global Fund Services, the Fund’s transfer agent, will charge a $25.00 service fee for any payment returned for any reason. The shareholder will also be responsible for any losses suffered by the Fund as a result. The Fund may redeem shares you own as reimbursement for any such losses.

5.	Send the application and check to:

BY FIRST CLASS MAIL	BY OVERNIGHT DELIVERY SERVICE OR EXPRESS MAIL
The Sims Total Return Fund c/o U.S. Bank Global Fund Services P.O. Box 701 Milwaukee, WI 53201-0701	The Sims Total Return Fund c/o U.S. Bank Global Fund Services 3rd Floor 615 East Michigan Street Milwaukee, WI 53202-5207

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bank Global Fund Services post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Fund. Receipt of purchase orders or redemption requests is based on when the order is received at the transfer agent’s offices.

You may purchase shares by wire transfer.

Initial Investment by Wire – If you wish to open an account by wire, please call 1-800-968-2122 before you wire funds in order to make arrangements with a telephone service representative to submit your complete application via mail, overnight delivery, or facsimile. Upon receipt of your completed application, your account will be established and a service representative will contact you to provide your new account number and wiring instructions. If you do not receive this information within one business day, you may call the transfer agent at 1-800-968-2122. You may then contact your bank to initiate the wire using the instructions you were given.

Subsequent Investments by Wire – Please call 1-800-968-2122 before you wire funds in order to advise the transfer agent of your intent to wire funds. This will ensure prompt and accurate credit to your account upon receipt of your wire.

You should wire funds to:

U.S. Bank, N.A.
777 East Wisconsin Avenue
Milwaukee, WI 53202
ABA #075000022

Credit:
U.S. Bancorp Fund Services, LLC
Account #112-952-137

Further Credit:
Sims Total Return Fund
(shareholder registration)
(shareholder account number)

Please remember that U.S. Bank, N.A., must receive your wired funds prior to the close of regular trading on the New York Stock Exchange for you to receive same day pricing. The Fund and U.S. Bank, N.A., are not responsible for the consequences of delays resulting from the banking or Federal Reserve Wire system, or from incomplete wiring instructions.

Purchasing Shares from Broker-Dealers, Financial Institutions and Others

Some broker-dealers may sell shares of the Fund. These broker-dealers may charge investors a fee either at the time of purchase or redemption. The fee, if charged, is retained by the broker-dealer and not remitted to the Fund or the Adviser. Some broker-dealers may purchase and redeem shares on a two-day settlement basis.

The Fund may enter into agreements with broker-dealers, financial institutions or other service providers (“Servicing Agents”) that may include the Fund as investment alternatives in the programs they offer or administer. Servicing agents may:

●

Become shareholders of record of the Fund. This means all requests to purchase additional shares and all redemption requests must be sent through the Servicing Agent. This also means that purchases made through Servicing Agents are not subject to the Fund’s minimum purchase requirements.

●	Use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Fund.

●	Charge fees to their customers for the services they provide them. Also, the Fund and/or the Adviser may pay fees to Servicing Agents to compensate them for the services they provide their customers.

●

Be allowed to purchase shares by telephone with payment to follow the next day. If the telephone purchase is made prior to the close of regular trading on the New York Stock Exchange, it will receive same day pricing.

●

Be authorized to accept purchase orders on behalf of the Fund (and designate other Servicing Agents to accept purchase orders on the Fund’s behalf). This means that the Fund will process the purchase order at the net asset value which is determined following the Servicing Agent’s (or its designee’s) receipt of the customer’s order.

If you decide to purchase shares through Servicing Agents, please carefully review the program materials provided to you by the Servicing Agent because particular Servicing Agents may adopt policies or procedures that are separate from those described in this Prospectus. Investors purchasing or redeeming through a Servicing Agent need to check with the Servicing Agent to determine whether the Servicing Agent has entered into an agreement with the Fund. When you purchase shares of the Fund through a Servicing Agent, it is the responsibility of the Servicing Agent to place your order with the Fund on a timely basis. If the Servicing Agent does not, or if it does not pay the purchase price to the Fund within the period specified in its agreement with the Fund, it may be held liable for any resulting fees or losses.

Other Information about Purchasing Shares of the Fund

The Fund may reject any Account Application for any reason.

Investors may purchase additional shares of the Fund by calling 1-800-968-2122. If you did not decline telephone options on your account application, and your account has been open for at least 15 calendar days, telephone orders will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (ACH) network. You must have banking information established on your account prior to making a purchase. If your order is received prior to 4 p.m. Eastern time, your shares will be purchased at the net asset value calculated on the day your order is placed. Telephone trades must be received by or prior to market close. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction.

The Fund does not issue certificates evidencing shares purchased. The Fund will send investors a written confirmation for all purchases of shares.

Automatic Investment Plan Option – For your convenience, the Fund offers an automatic investment plan. Under the automatic investment plan, after your initial investment, you authorize the Fund to withdraw from your personal checking or savings account each month an amount that you wish to invest, which must be at least $50. Your financial institution must be a member of the Automated Clearing House (ACH) network to participate in the plan. If you wish to enroll in the plan, please complete the “Automatic Investment Plan” section in the account application or call the Transfer Agent at 1-800-968-2122 for instructions.

If your bank rejects your payment, the Fund’s transfer agent will charge a $25 fee to your account. Any request to change or terminate your Automatic Investment Plan should be submitted to the transfer agent 5 days prior to the effective date. The Fund’s Statement of Additional Information, which is incorporated by reference into this Prospectus, contains a description of the automatic investment plan.

The Fund also offers the following plans:

●	Traditional IRA
●	Roth IRA
●	SEP-IRA
●	Simple IRA
●	Coverdell Education Savings Accounts

Investors can obtain further information about, IRAs and Coverdell Education Savings Accounts by calling the Fund at 1-800-968-2122. The Fund recommends that investors consult with a competent financial and tax advisor regarding the plans before investing through them.

Householding

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of most financial reports and prospectuses to shareholders who share an address, even if the accounts are registered under different names. This process, known as “householding,” does not apply to account statements. You may, of course, request an individual copy of a prospectus or financial report at any time. If you would like to receive separate mailings, please call 1-800-968-2122 and we will begin individual delivery within 30 calendar days of your request. If your account is held through a financial institution or other intermediary, please contact them directly to request individual delivery.

HOW DO I SELL MY SHARES?

How to Redeem (Sell) Shares Directly with the Fund

1.	Prepare a letter of instruction containing:

●	Account number(s)
●	The amount of money or number of shares being redeemed
●	The name(s) on the account
●	Daytime phone number
●

Additional information that the Fund may require for redemptions by corporations, executors, administrators, trustees, guardians, or others who hold shares in a fiduciary or representative capacity. Please contact the Fund’s transfer agent, U.S. Bank Global Fund Services, in advance, at 1-800-968-2122 if you have any questions.

2.	Sign the letter of instruction exactly as the shares are registered. Joint ownership accounts must be signed by all owners.

3.	If there are certificates representing your shares, enclose the certificates or execute a stock power exactly as your shares are registered.

4.	Obtain a signature guarantee from either a Medallion program member or a non-Medallion program member which is required in the following situations:

●	The redemption proceeds will be in excess of $50,000
●	The redemption request is made within 15 calendar days of a change of address
●	The redemption proceeds are payable to or to be sent to any person, address or bank account not on record
●	If ownership is being changed on your account

In addition to the situations described above, the Fund and/or the Fund’s transfer agent reserve the right to require a signature guarantee in other instances, based on the circumstances relative to the particular situation. The Fund may waive the signature guarantee requirement in certain circumstances. A notary public is not an acceptable signature guarantor.

Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program.

Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, Signature Validation Program (“SVP”) stamp from a signature validation program member, or other acceptable form of authentication from a financial institution source.

5.	Send the letter of instruction to:

BY FIRST CLASS MAIL	BY OVERNIGHT DELIVERY SERVICE OR EXPRESS MAIL
The Sims Total Return Fund c/o U.S. Bank Global Fund Services Shareholder Services Center P.O. Box 701 Milwaukee, WI 53201-0701	The Sims Total Return Fund c/o U.S. Bank Global Fund Services 3rd Floor 615 East Michigan Street Milwaukee, WI 53202-5207

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bank Global Fund Services post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Fund. Receipt of purchase orders or redemption requests is based on when the order is received at the transfer agent’s offices.

6.

No redemption request will become effective until all documents have been received in good order with all required information and documents as necessary. Shareholders should contact U.S. Bank Global Fund Services, for further information concerning documentation required for redemption of Fund shares for certain account types, like corporations, executors, administrators, trustees, guardians, agents or attorneys-in-fact. If the dollar amount requested to be redeemed is greater than the current value of your account, the Fund may direct the transfer agent to redeem your entire account balance.

How to Redeem (Sell) Shares by Telephone

You may redeem up to $10,000 of your shares of the Fund by telephone if you did not decline telephone options on your account application. Redemption requests in excess of $10,000 must be made in writing and may require a signature(s) guarantee. To redeem by telephone, call the Transfer Agent at 1-800-968-2122 between the hours of 8:00 a.m. and 7:00 p.m. Central Time on a day the NYSE is open for business. Shares of the Fund will be sold in your account at the NAV determined on the day your order is placed prior to market close (generally, 3:00 p.m. Central Time); any redemption requests made after market close will receive the Fund’s next calculated NAV price.

Before executing an instruction received by telephone, the Transfer Agent will use reasonable procedures to confirm that the telephone instructions are genuine. The telephone call may be recorded and the caller may be asked to verify certain personal identification information. If the Fund or its agents follow these procedures, they cannot be held liable for any loss, expense or cost arising out of any telephone redemption request that is reasonably believed to be genuine. This includes fraudulent or unauthorized requests. If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person.

Once a telephone transaction is placed, it cannot be cancelled or modified after the close of regular trading on the NYSE (generally, 3:00 p.m. Central Time). Telephone trades must be received by or prior to market close in order to receive that days NAV. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction. Telephone redemptions may be difficult during periods of extreme market or economic conditions. If this is the case, please send your redemption request by mail or overnight courier.

How to Redeem (Sell) Shares through Servicing Agents

If your shares are held by a Servicing Agent, you must redeem your shares through the Servicing Agent. Contact the Servicing Agent for instructions on how to do so.

How to Redeem (Sell) Shares through a Systematic Withdrawal Plan

As another convenience, you may redeem your Fund shares through the Systematic Withdrawal Plan. Under the Systematic Withdrawal Plan, you may choose to receive a specified dollar amount, generated from the redemption of shares in your account, on a monthly or quarterly basis. In order to participate in the Systematic Withdrawal Plan, your account balance must be at least $25,000 and each payment should be a minimum of $100. If you elect this method of redemption, the Fund will send a check to your address of record or will send the payment via electronic funds transfer through the ACH network directly to your bank account. For payment through the ACH network, your bank must be an ACH member and your bank account information must be maintained on your Fund account. This Program may be terminated at any time by the Fund. You may also elect to terminate your participation in this Systematic Withdrawal Plan at any time by contacting the transfer agent at least five days prior to the next scheduled withdrawal.

Redemption Price

The redemption price per share you receive for redemption requests is the next determined net asset value after:

●	U.S. Bank Global Fund Services, receives your written request in proper form with all required information.

●	A Servicing Agent or its designee that has been authorized to accept redemption requests on behalf of the Fund receives your request in accordance with its procedures.

Payment of Redemption Proceeds

●

For those shareholders who redeem shares by mail, all requests received in good order by the Fund before the close of the regular trading session of the NYSE (generally 3:00 p.m. Central time), the proceeds will typically be sent via check, wire or automated clearing house (ACH) transfer within three business days following receipt of your redemption request in proper form; however, in all cases it may take up to seven calendar days to pay redemption proceeds.

●	Redemption proceeds may be wired to a commercial bank authorized on your Account Application, in which case a $15 fee will be deducted from your account.

●

Redemption proceeds may be sent to the bank account you designated on the Account Application via electronic funds transfer through the Automated Clearing House (ACH) network. You will not incur any charge when proceeds are sent via the ACH system and credit is usually available within two business days.

●	For those shareholders who redeem shares through a Servicing Agent, the Servicing Agent will transmit the redemption proceeds in accordance with its redemption procedures.

Market Timing Procedures

Frequent purchases and redemptions of the Fund’s shares by a shareholder may harm other shareholders of the Fund by interfering with the efficient management of the Fund’s portfolio, increasing brokerage and administrative costs, and potentially diluting the value of their shares. Notwithstanding the foregoing, the Fund’s Board of Directors has determined not to adopt policies and procedures that discourage frequent purchases and redemptions of Fund shares because the Fund has not experienced frequent purchases and redemptions of Fund shares that have been disruptive to the Fund.

The officers of the Fund receive reports on a regular basis as to purchases and redemptions of Fund shares and review these reports to determine if there is any unusual trading in Fund shares. The officers of the Fund will report to the Board of Directors any such unusual trading in Fund shares that is disruptive to the Fund. In such event, the Fund’s Board of Directors may reconsider its decision not to adopt policies and procedures that discourage frequent purchases and redemptions of Fund shares.

Other Redemption Considerations

When redeeming shares of the Fund, shareholders should consider the following:

●	The redemption may result in a taxable gain or loss.

●

Shareholders who redeem shares held in an IRA must indicate on their written redemption request whether or not to withhold federal income taxes. If not, these redemptions, as well as redemptions of other retirement plans not involving a direct rollover to an eligible plan, will be subject to federal income tax withholding. Shareholders who redeem shares held in an IRA or other retirement plan account may redeem shares by telephone at 1-800-968-2122 at which time you will be asked whether or not to withhold federal income taxes.

●

The Fund may delay the payment of redemption proceeds for up to seven calendar days in all cases. In addition, the Fund can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the New York Stock Exchange is closed or during emergency circumstances, as determined by the Securities and Exchange Commission.

●

If you purchased shares by check or electronic funds transfer through the ACH network, the Fund may delay the payment of redemption proceeds until it is reasonably satisfied the purchase amount has cleared (which may take up to 15 calendar days from the date of purchase).

●

The Fund may involuntarily redeem a shareholder’s shares upon certain conditions as maybe determined by the directors, including, for example and not limited to, (1) if the shareholder fails to provide the Fund with identification required by law; (2) if the Fund is unable to verify the information received from the shareholder; and (3) to reimburse the Fund for any loss sustained by reason of the failure of the shareholder to make full payment for shares purchased by the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

●

If your account balance falls below $500 because you redeem shares or have not added to your account, you will be given 30 calendar days to make additional investments so that your account balance is $500 or more. If you do not, the Fund may close your account and mail the redemption proceeds to you.

●

It is the responsibility of a shareholder to ensure that the shareholder maintains a correct address for the shareholder’s account, as a shareholder’s account may be transferred to the shareholder’s state of residence if no activity occurs within the shareholder’s account during the “inactivity period” specified in the applicable state’s abandoned property laws. Specifically, an incorrect address may cause a shareholder’s account statements and other mailings to be returned to the Fund. Upon receiving returned mail, the Fund will attempt to locate the shareholder or rightful owner of the account. If the Fund is unable to locate the shareholder, then it will determine whether the shareholder’s account has legally been abandoned. The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The shareholder’s last known address of record determines which state has jurisdiction. Shareholders with a state of residence in Texas have the ability to designate a representative to receive legislatively required unclaimed property due diligence notifications. Please contact the Texas Comptroller of Public Accounts for further information. Interest or income is not earned on redemption or distribution checks sent to you during the time the check remained uncashed.

●

The Fund has the right to pay redemption proceeds to you in whole or in part by a distribution of securities from the Fund's portfolio (referred to as an "in kind" distribution) and may do so in the form of pro-rata slices of the Fund's portfolio, individual securities, or a representative basket of securities. It is not expected that the Fund would do so except in unusual circumstances. If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash. Also, a shareholder who receives a redemption in kind bears the market risk of the securities until they are converted into cash.

●

The Fund typically expects to meet redemption requests by paying out proceeds from cash or cash equivalent portfolio holdings, or by selling portfolio holdings. In stressed market conditions, redemption methods may include redeeming “in kind.”

WHAT ABOUT DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES?

The Fund distributes substantially all of its net investment income and substantially all of its capital gains annually. All distributions are reinvested in the form of additional full and fractional shares unless you elect one the following options: (1) receive dividends in cash while reinvesting capital gain distributions in additional Fund shares; (2) receive capital gain distributions in cash while reinvesting dividends in additional Fund shares; or (3) receive all distributions in cash.

Accounts are originally established with the automatic reinvestment option, and this option remains in effect unless you opt to change it. If you would like to change distribution options, please contact U.S. Bank Global Fund Services in writing or by telephone at least five calendar days prior to the record date for the next distribution.

If you elect to receive dividends and/or distributions in cash, and your dividend or distribution check is returned to the Fund as undeliverable or remains uncashed for six months, the Fund reserves the right to reinvest such dividends or distributions and all future dividends and distributions payable to you in additional Fund shares at net asset value. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Fund and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax advisor about your specific tax situation. Please see the SAI for additional federal income tax information.

The Fund has elected to be treated and intends to qualify each year as a regulated investment company (a “RIC”). A RIC is not subject to tax at the corporate level on income and gains from investments that are distributed in a timely manner to shareholders. However, the Fund’s failure to qualify as a RIC would result in corporate level taxation, and consequently, a reduction in income available for distribution to you as a shareholder.

The Fund’s distributions, whether received in cash or additional shares of the Fund, may be subject to federal state and local income tax. These distributions may be taxed as ordinary income, dividend income or long-term capital gain.

Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.

If you purchase shares of the Fund shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of capital. Similarly, if you purchase shares of the Fund that has appreciated securities, you will receive a taxable return of part of your investment if an when the Fund sells the appreciated securities and distributes the gain. The Fund has built up, or has the potential to build up, high levels of unrealized appreciation.

You will generally recognize taxable gain or loss on a redemption of shares in an amount equal to the difference between the amount received and your tax basis in such shares. This gain or loss will generally be capital and will be long-term capital gain or loss if the shares were held for more than one year.

In general, when a shareholder sells Fund shares, the Fund must report to the shareholder and the IRS the shareholder’s cost basis, gain or loss and holding period in the sold shares using a specified method for determining which shares were sold. You are not bound by this method and, if timely, can choose a different, permissible method. Please consult with your tax advisor.

If you hold shares in the Fund through a broker (or another nominee), please contact that broker (or nominee) with respect to the reporting of cost basis and available elections for your account.

When you receive a distribution from the Fund or redeem shares, you may be subject to backup withholding.

This summary is not intended to be and should not be construed to be legal or tax advice to any current holder of the Fund’s shares. Shareholders should consult their own tax advisors to determine the tax consequences of owning Fund shares.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five fiscal years of operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and capital gain distributions). This information has been audited by Cohen & Company, Ltd., the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the Annual Report which is available upon request.

	For the Years Ended June 30,
	2018		2017	2016	2015	2014
Per Share Operating Performance
Net Asset Value, Beginning of Year	$10.69		$11.37	$12.30	$14.32	$12.50
Net Investment Income (Loss)	(0.10)		(0.20)	(0.02)	0.01	0.01
Net Realized and Unrealized Gain (Loss) on Investments	0.31		0.66	(0.30)	(0.99)	2.24
Total from Investment Operations	0.21		0.46	(0.32)	(0.98)	2.25
Less Distributions:
From Net Investment Income	—		—	(0.02)	—	(0.06)
From Net Realized Gains	(0.31)		(1.14)	(0.59)	(1.04)	(0.37)
Total Distributions	(0.31)		(1.14)	(0.61)	(1.04)	(0.43)
Net Increase (Decrease)	(0.10)		(0.68)	(0.93)	(2.02)	1.82
Net Asset Value, End of Year	$10.59		$10.69	$11.37	$12.30	$14.32

Total Investment Return	1.87%		4.13%	(2.36)%	(6.76)%	18.36%
Ratios and Supplemental Data
Net Assets, End of Year (in thousands)	$7,125		$8,153	$9,355	$11,182	$17,909
Ratio of Expenses to Average Net Assets:
Net of Waivers, Reimbursements and Recoupments*	3.28	%**	2.80%	2.14%	2.00%	1.98%
Before Waivers, Reimbursements and Recoupments	3.41%		2.80%	2.89%	2.18%	1.92%
Ratio of Net Investment Income (Loss) to Average Net Assets:
Net of Waivers, Reimbursements and Recoupments*	(0.91	)%**	(1.69)%	(0.15)%	0.07%	0.11%
Before Waivers, Reimbursements and Recoupments	(1.04)%		(1.69)%	(0.90)%	(0.11)%	0.17%
Portfolio Turnover	62.7%		165.1%	85.9%	17.2%	14.0%

*	Effective April 23, 2016, the expense cap of 2.00% was discontinued.

**	Effective April 23, 2018, the Adviser voluntarily agreed to waive its fee to the extent the total operating expenses exceed 2.00%.

www.simstotalreturn.com

INVESTMENT ADVISER

Sims Capital Management LLC
225 East Mason Street, Suite 802
Milwaukee, Wisconsin 53202-3657
1-800-968-2122

OFFICERS

Luke E. Sims, President and Chief Executive Officer
David C. Sims, Vice President, Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary

DIRECTORS

Barry S. Arnold
Clark J. Hillery
William J. Rack
Richard L. Teigen

ADMINISTRATOR

UMB Fund Services, Inc.
235 West Galena Street
Milwaukee, Wisconsin 53212

CUSTODIAN

U.S. Bank, N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, Wisconsin 53202
1-800-968-2122

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.
342 N. Water Street, Suite 830
Milwaukee, Wisconsin 53202

LEGAL COUNSEL

Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

DISTRIBUTOR

Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

The Sims Total Return Fund

Privacy Policy

We collect the following nonpublic personal information about you:

●	Information we receive from you on applications or other forms, correspondence or conversations.

●	Information about your transactions with us, our affiliates or others.

We do not disclose any nonpublic personal information about our current or former shareholders to anyone, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transaction. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary may govern how your nonpublic personal information would be shared with nonaffiliated third parties.

To learn more about the Sims Total Return Fund, you may want to read the Fund’s Statement of Additional Information (or “SAI”) which contains additional information about the Fund. The Sims Total Return Fund has incorporated the SAI into the Prospectus by reference. This means that you should consider the contents of the SAI to be part of the Prospectus.

You also may learn more about the Sims Total Return Fund’s investments by reading the Fund’s annual and semi-annual reports to shareholders. The annual report includes a discussion of the market conditions and investment strategies that significantly affected the performance of the Fund during its last fiscal year.

The SAI and the annual and semi-annual reports are all available to shareholders and prospective investors without charge, simply by calling 1-800-968-2122. The Fund also makes available the SAI and the annual and semi-annual reports, free of charge, on its Internet website (www.simstotalreturn.com).

Prospective investors and shareholders who have questions about the Sims Total Return Fund may call the above number, write to the address below, or visit our Web site also shown below:

Sims Total Return Fund, Inc.
225 East Mason Street, Suite 802
Milwaukee, Wisconsin 53202-3657
www.simstotalreturn.com

The general public can review and copy information about the Sims Total Return Fund (including the SAI) at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. (Please call 1-202-551-8090 for information on the operations of the Public Reference Room.) Reports and other information about the Sims Total Return Fund are also available on the EDGAR Database at the Securities and Exchange Commission’s Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to:

Public Reference Section
Securities and Exchange Commission
Washington, D.C. 20549-0102

Please refer to the Sims Total Return Fund’s Investment Company Act File No. 811-04704 when seeking information about the Sims Total Return Fund from the Securities and Exchange Commission.

PROSPECTUS MILWAUKEE, WISCONSIN OCTOBER 26, 2018

STATEMENT OF ADDITIONAL INFORMATION	October 26, 2018

SIMS TOTAL RETURN FUND (Symbol – SIMFX)

This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus of the Sims Total Return Fund dated October 26, 2018, a portfolio of Sims Total Return Fund, Inc. Requests for copies of the prospectus should be made in writing to Sims Total Return Fund, 225 East Mason Street, Suite 802, Milwaukee, WI 53202-3657, or by calling 1-800-968-2122.

The following financial statements are incorporated by reference to the Annual Report, dated June 30, 2018, of the Sims Total Return Fund (File No. 811-04704), as filed with the Securities and Exchange Commission on Form N-CSR on August 30, 2018:

Portfolio of Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

Shareholders may obtain a copy of the Annual Report, without charge, by calling 1-800-968-2122.

SIMS TOTAL RETURN FUND, INC.

225 East Mason Street, Suite 802

Milwaukee, WI 53202-3657

SIMS TOTAL RETURN FUND

Table of Contents

  Page No.

GENERAL INFORMATION AND HISTORY	1
INVESTMENT RESTRICTIONS	1
INVESTMENT CONSIDERATIONS	3
DISCLOSURE OF PORTFOLIO HOLDINGS	9
DIRECTORS AND OFFICERS OF THE COMPANY	12
OWNERSHIP BY MANAGEMENT AND PRINCIPAL SHAREHOLDERS	17
INVESTMENT ADVISER AND ADMINISTRATOR	18
THE DISTRIBUTOR	20
PORTFOLIO MANAGERS	21
DETERMINATION OF NET ASSET VALUE	22
PURCHASE OF SHARES	23
REDEMPTION OF SHARES	23
INACTIVE ACCOUNTS	24
ALLOCATION OF PORTFOLIO BROKERAGE	25
CUSTODIAN	26
CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS	26
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	39
SHAREHOLDER MEETINGS	39
CAPITAL STRUCTURE	41
DESCRIPTION OF SECURITIES RATINGS	41

No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information and the Prospectus dated October 26, 2018, and, if given or made, such information or representations may not be relied upon as having been authorized by the Sims Total Return Fund.

This Statement of Additional Information does not constitute an offer to sell securities.

-i-

GENERAL INFORMATION AND HISTORY

Sims Total Return Fund, Inc. (the “Company” or “Fund”), formerly known as the Primary Trend Fund, Inc., is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended (the “Act”). The Company is a Wisconsin corporation. The Company was incorporated on June 3, 1986 and changed its name to Sims Total Return Fund, Inc. on April 26, 2016.

INVESTMENT RESTRICTIONS

The Fund has adopted the following investment restrictions which are matters of fundamental policy. The Fund’s fundamental investment policies cannot be changed without approval of the holders of the lesser of: (i) 67% of the Fund’s shares present or represented at a shareholders’ meeting at which the holders of more than 50% of such shares are present or represented; or (ii) more than 50% of the outstanding shares of the Fund.

1. The Fund will not purchase securities on margin, participate in a joint-trading account, sell securities short, or write or invest in put or call options. The Fund’s investments in warrants, valued at the lower of cost or market, will not exceed 5% of the value of the Fund’s net assets and of such 5% not more than 2% of the Fund’s net assets at the time of purchase may be invested in warrants that are not listed on the New York Stock Exchange or the American Stock Exchange, formerly known as NYSE MKT LLC and now known as NYSE American (“AMEX”). Warrants are options to purchase securities at a specified price, valid for a specified period of time. Warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. If the Fund does not exercise a warrant, its loss will be the purchase price of the warrant.

2. The Fund will not borrow money or issue senior securities, except for temporary bank borrowings or for emergency or extraordinary purposes (but not for the purpose of purchase of investments) and then only in an amount not in excess of 5% of the value of its total assets, and the Fund will not pledge any of its assets except to secure borrowings and then only to an extent not greater than 10% of the value of the Fund’s net assets.

3. The Fund will not lend money (except by purchasing publicly distributed debt securities) or lend its portfolio securities.

4. The Fund will not purchase securities of other investment companies except (a) as part of a plan of merger, consolidation or reorganization approved by the shareholders of the Fund or (b) securities of registered closed-end investment companies on the open market where no commission or profit results, other than the usual and customary broker’s commission, and where as a result of such purchase the Fund would hold less than 3% of any class of securities, including voting securities, of any registered closed-end investment company and less than 5% of the Fund’s net assets, taken at current value, would be invested in securities of registered closed-end investment companies. The Fund has no current intention of investing in securities of closed-end investment companies.

5. The Fund will not make investments for the purpose of exercising control or management of any company.

6. The Fund will limit its purchases of securities of any one issuer (other than the United States or an agency or instrumentality of the United States government) in such a manner that it will satisfy the requirements of Section 5(b)(1) of the Act. Pursuant to Section 5(b)(1) of the Act at least 75% of the value of the Fund’s total assets must be represented by cash and cash items (including receivables), U.S. government securities, securities of other investment companies, and other securities for the purpose of the foregoing limited in respect of any one issuer to an amount not greater than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer.

7. The Fund will not concentrate 25% or more of the value of its assets, determined at the time an investment is made, exclusive of U.S. government securities, in securities issued by companies primarily engaged in the same industry.

8. The Fund will not acquire or retain any security issued by a company, an officer or director of which is an officer or director of the Company or an officer, director or other affiliated person of the Fund’s investment adviser.

9. The Fund will not acquire or retain any security issued by a company if any of the directors or officers of the Company, or directors, officers or other affiliated persons of the Fund’s investment adviser, beneficially own more than 1/2% of such company’s securities and all of the above persons owning more than 1/2% own together more than 5% of its securities.

10. The Fund will not act as an underwriter or distributor of securities other than shares of the Company and will not purchase any securities which are restricted from sale to the public without registration under the Securities Act of 1933, as amended.

11. The Fund will not purchase any interest in any oil, gas or any other mineral exploration or development program.

12. The Fund will not purchase or sell real estate or real estate mortgage loans, but the Fund may purchase securities of issuers whose assets consist primarily of real estate or real estate mortgage loans.

13. The Fund will not purchase or sell commodities or commodities contracts.

14. The Fund will not invest more than 5% of the Fund’s total assets in securities of issuers which have a record of less than three years of continuous operation, including the operation of any predecessor business of a company which came into existence as a result of any merger, consolidation, reorganization or purchase of substantially all of the assets of such predecessor business.

15. The Fund’s investments in illiquid and/or not readily marketable securities will not exceed 10% of the Fund’s total assets. The Fund has no current intention of investing in illiquid and/or not readily marketable securities.

The aforementioned percentage restrictions on investment or utilization of assets refer to the percentage at the time an investment is made. Except with respect to the limitations on borrowing (limitation (2) above) and illiquid securities (limitation (15) above), if these restrictions are adhered to at the time an investment is made, and such percentage subsequently changes as a result of changing market values, or some similar event, no violation of the Fund’s fundamental investment restrictions will be deemed to have occurred.

INVESTMENT CONSIDERATIONS

The Fund’s prospectus describes the Fund’s principal investment strategies and risks. This section expands upon that discussion and also describes non-principal investment strategies and risks.

Money Market Instruments

The Fund may invest in cash and money market instruments. The Fund may do so when taking a temporary defensive position or to have assets available to pay expenses, satisfy redemption requests or take advantage of investment opportunities. The money market instruments in which the Fund invests include U.S. Treasury Bills, commercial paper and commercial paper master notes.

The Fund may invest in commercial paper or commercial paper master notes rated, at the time of purchase, within the highest two rating categories by a nationally recognized statistical rating organization; or unrated commercial paper and commercial paper master notes which the Fund’s investment adviser, Sims Capital Management LLC (the “Adviser”), believes to be of comparable quality. Commercial paper master notes are demand instruments without a fixed maturity bearing interest at rates that are fixed to known lending rates and automatically adjusted when such lending rates change.

Investment Grade Investments

The Fund may invest in U.S. government securities and publicly distributed corporate bonds and debentures to generate current income and possible capital gains at those times when the Adviser believes such securities offer opportunities for growth of capital, such as during periods of declining interest rates when the market value of such securities generally rises. Except as set forth below, the Fund will limit its investments in non-convertible bonds and debentures to those which have been assigned one of the four highest ratings of either Standard & Poor’s Corporation (“S&P®”) (AAA, AA, A and BBB) or Moody’s Investors Service, Inc. (“Moody’s”) (Aaa, Aa, A and Baa), or unrated bonds which the Adviser believes to be of comparable quality. Obligations rated BBB by S&P® or Baa by Moody’s, although investment grade, exhibit speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of such issuers to make principal and interest payments than in the case of the issuers of higher rated obligations. Unrated securities, while not necessarily of lower quality than rated securities, may not have as broad a market as rated securities. If a non-convertible bond or debenture is downgraded below investment grade by both S&P® and Moody’s, the Adviser will review such investment on an independent basis to determine whether the security should be sold or retained.

Low-Rated Securities

The Fund may invest up to 5% of its total assets in corporate obligations rated less than investment grade if, in the opinion of the Adviser, such lesser rating is due to a special situation or other extenuating circumstances. Corporate obligations rated less than investment grade (hereinafter referred to as “low-rated securities”) are commonly referred to as “junk bonds”, and while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. The special risk considerations in connection with investments in low-rated securities are discussed below. See “DESCRIPTION OF SECURITIES RATINGS.”

Effect of Interest Rates and Economic Changes

Interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of low-rated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Low-rated securities also tend to be more sensitive to economic conditions than higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of low-rated securities may experience financial stress and may not have sufficient cash flows to meet their payment obligations. The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of low-rated securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a low-rated security defaulted, the Fund might incur additional expenses in seeking recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of low-rated securities and thus in the Fund’s net asset value.

The value of a low-rated security generally will decrease in a rising interest rate environment. If the Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of low-rated securities (discussed below), the Fund may be forced to liquidate these securities at a substantial discount. Any such liquidation would reduce the Fund’s asset base over which expenses could be allocated and could result in a reduced rate of return for the Fund.

Payment Expectations

Low-rated securities typically contain redemption, call or prepayment provisions which permit the issuers of securities containing such provisions to, at their discretion, redeem the securities. During periods of falling interest rates, issuers of low-rated securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities or otherwise redeem them, the Fund may have to replace the securities with a lower yielding security which could result in less income for the Fund.

Credit Ratings

Credit ratings issued by credit rating agencies evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of low-rated securities and therefore may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in low-rated securities will be more dependent on the Adviser’s credit analysis than would be the case with investments in investment grade debt securities. The Adviser employs its own credit research and analysis which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer’s sensitivity to economic conditions, its operating history and the current trend of earnings. The Adviser continually monitors the investments in the Fund’s portfolio and carefully evaluates whether to dispose of or to retain low-rated securities whose credit ratings or credit quality may have changed.

Liquidity and Valuation

The Fund may have difficulty disposing of certain low-rated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all low-rated securities, there is no established retail secondary market for many of these securities. The Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security, and accordingly, the respective net asset value of the Fund and the Fund’s ability to dispose of particular securities when necessary to meet its liquidity needs or in response to a specific economic event, or an event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its portfolio. Market quotations are generally available on many low-rated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low-rated securities, especially in a thinly-traded market.

Government Obligations

The Fund may invest in a variety of U.S. Treasury obligations, including bills, notes and bonds. These obligations differ only in terms of their interest rates, maturities and time of issuance. The Fund may also invest in other securities issued or guaranteed by the U.S. government, its agencies and instrumentalities.

U.S. government agency securities are securities issued by branches of the government which may or may not be not guaranteed by the full faith and credit of the U.S. government. Examples of federal agencies include the Tennessee Valley Authority, Export Import Bank (“Ex-Im Bank”) and Government National Mortgage Association (“Ginnie Mae”). Government-sponsored enterprises (“GSE”) are private or public corporations established by the government but which are not agencies of the government. GSEs include the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Association (“Freddie Mac”), the Federal Home Loan Banks and various farm credit authorities. Obligations of certain agencies and GSEs, such as Ginnie Mae, are supported by the full faith and credit of the U.S. Treasury. Others, such as those of the Ex-Im Bank, are supported by the right of the issuer to borrow from the U.S. Treasury; and others, such as those of Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations. Still others, such as those of Freddie Mac and the Federal Home Loan Banks, are supported only by the credit of the agency or instrumentality that issues them. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies, and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate.

Preferred Stocks

The Fund may invest in preferred stocks. Preferred stocks have a preference over common stocks in liquidation (and generally dividends as well) but are subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stocks with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risks while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similarly stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

American Depository Receipts

The Fund may invest in American Depository Receipts (“ADRs”). ADRs are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. ADR prices are denominated in United States dollars; the underlying security may be denominated in a foreign currency. The underlying security may be subject to foreign government taxes which would reduce the yield on such securities. Investments in such securities also involve certain inherent risks, such as political or economic instability of the issuer or the country of issue, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. Such securities may also be subject to greater fluctuations in price than securities of domestic corporations. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries.

The Fund may invest in ADRs which are “sponsored” or “unsponsored”. While similar, distinctions exist relating to the rights and duties of ADR holders and market practices. A depository may establish an unsponsored facility without the participation by, or consent of, the issuer of the deposited securities, although a letter of non-objection from the issuer is often requested. Holders of unsponsored ADRs generally bear all the costs of such facility, which can include deposit and withdrawal fees, currency conversion fees and other service fees. The depository of an unsponsored facility may be under no duty to distribute shareholder communications from the issuer or to pass through voting rights. Issuers of unsponsored ADRs are not obligated to disclose material information in the U.S. and, therefore, there may not be a correlation between such information and the market value of the ADR. Sponsored facilities enter into an agreement with the issuer that sets out rights and duties of the issuer, the depository and the ADR holder. This agreement also allocates fees among the parties. Most sponsored agreements also provide that the depository will distribute shareholder notices, voting instruments and other communications.

Borrowing

The Fund is authorized to borrow money from banks as a temporary measure for emergency or extraordinary purposes (but not for the purpose of purchase of investments) in amounts not in excess of 5% of the value of the Fund’s total assets. For example, the Fund may borrow money to facilitate management of the Fund’s portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio investments would be inconvenient or disadvantageous. As required by the Act, the Fund may only borrow from a bank and must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of the Fund’s assets should fail to meet this 300% coverage test, the Fund will reduce the amount of the Fund’s borrowings to the extent necessary to meet this 300% coverage within three days (not including Saturdays, Sundays and holidays). Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

Illiquid Securities

The Fund may invest up to 10% of its total assets in illiquid securities. Illiquid securities include securities subject to contractual or legal restrictions on resale (e.g., because they have not been registered under the Securities Act of 1933, as amended) and securities that are otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers). Securities that have not been registered under the Securities Act of 1933 are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market.

Restricted and other illiquid securities may be subject to the potential for delays on resale and uncertainty in valuation. The Fund might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemption requests from shareholders. The Fund might have to register restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

Special Risks Related to Cybersecurity

As an open-end management investment company, the Fund has delegated its operational activities to third-party service providers, subject to the oversight of the Board of Directors. Because the Fund operates its business through third-party service providers, it does not itself have any operational or security systems or infrastructure that is potentially subject to cyber attacks. The third-party service providers that facilitate the Fund’s business activities, including, but not limited to, fund management, custody of Fund assets, fund accounting and financial administration, and transfer agent services, could be sources of operational and informational security risk to the Fund and its shareholders, including from breakdowns or failures of the third-party service providers’ own systems or capacity constraints. A failure or breach of the operational or security systems or infrastructure of the Fund’s third-party service providers could disrupt the Fund’s operations, result in the disclosure or misuse of confidential or proprietary information, and cause losses. Although the Fund and its third-party service providers have business continuity plans and other safeguards in place, the operations of the Fund’s third-party service providers may be adversely affected by significant disruption of their operating systems or physical infrastructure that support the Fund and its shareholders.

The proliferation of new technologies, the use of the Internet and telecommunications technologies to conduct business, as well as the increased sophistication and activities of organized crime, hackers, terrorists, activists, and others, have significantly increased the information security risks to which the Fund’s third-party service providers are subject. The third-party service providers rely on digital technologies, computer and email systems, software, and networks to conduct their business and the business of the Fund. The Fund’s third-party service providers have robust information security procedures; however, their technologies may become the target of cyber attacks or information security breaches that could result in the unauthorized release, gathering, monitoring, misuse, loss or destruction of the Fund’s or its shareholders’ confidential and other information, or otherwise disrupt the business operations of the Fund or its third-party service providers. Although to date the Fund has not experienced any material losses relating to cyber attacks or other information security breaches, there can be no assurance that the Fund or its third-party service providers will not suffer such losses in the future.

Disruptions or failures in the physical infrastructure or operating systems that support the Fund’s third-party service providers, or cyber attacks or security breaches of the networks, systems, or devices that the Fund’s third-party service providers use to service the Fund’s operations, could result in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. The business continuity policies and procedures that the Fund and its third-party service providers have established seek to identify and mitigate the types of risk to which the Fund and its third-party service providers are subject. As with any risk management system, there are inherent limitations to these business continuity policies and procedures as there may exist, or develop in the future, risks that have not been anticipated or identified.

Portfolio Turnover

The Fund does not trade actively for short-term profits. However, if the objectives of the Fund would be better served, short-term profits or losses may be realized from time to time. The annual portfolio turnover rate indicates changes in the Fund’s portfolio and is calculated by dividing the lesser of purchases or sales of portfolio securities (excluding securities having maturities at acquisition of one year or less) for the fiscal year by the monthly average of the value of the portfolio securities (excluding securities having maturities at acquisition of one year or less) owned by the Fund during the fiscal year. The annual portfolio turnover rate may vary widely from year to year depending upon market conditions and prospects. Increased portfolio turnover necessarily results in correspondingly higher transaction costs (such as brokerage commissions or mark-ups or mark-downs) which the Fund must pay and increased realized gains (or losses) to investors. Distributions to shareholders of realized gains, to the extent that they consist of net short-term capital gains, will be considered ordinary income for federal income tax purposes.

The portfolio turnover for the Fund decreased from 165.1% in 2017 to 62.7% in 2018. The Fund’s Adviser substantially revamped the Fund’s portfolio in 2017 and since it took over investment responsibility for the Fund in April of 2016, and this added to the portfolio turnover in 2017 as compared to 2018.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund maintains written policies and procedures (as described below) regarding the disclosure of its portfolio holdings to ensure that disclosure of information about portfolio securities is in the best interests of the Fund’s shareholders. Only the Board of Directors may authorize the disclosure of the Fund’s portfolio holdings prior to the public disclosure of such information.

The officers of the Fund receive reports on a regular basis as to any purchases and redemptions of shares of the Fund and review these reports to determine if there is any unusual trading in shares of the Fund. The officers of the Fund will report to the Board of Directors any such unusual trading in shares of the Fund.

There may be instances where the interests of the Fund’s shareholders with respect to the disclosure of information about portfolio securities may conflict with the interests of the Adviser or an affiliated person of the Fund. In such situations, the Board of Directors will be afforded the opportunity to determine whether or not to allow such disclosure.

Fund Service Providers – Fund Administrator, Independent Registered Public Accounting Firm and Custodian

The Fund has entered into arrangements with certain third party service providers for services that require these groups to have access to the Fund’s portfolio holdings from time to time, on an ongoing basis. As a result, such third party service providers will receive portfolio holdings information prior to and more frequently than the public disclosure of such information. There is no set frequency at which this information is provided to Fund service providers, as it is only provided on an as needed basis in connection with their services to the Fund, and the need for such disclosure arises from time to time throughout the year. As a result, there is also no set time between the date of such information and the date on which the information is publicly disclosed. In each case, the Board of Directors has determined that such advance disclosure is supported by a legitimate business purpose and that each of these parties is contractually and/or ethically prohibited from disclosing the Fund’s portfolios unless specifically authorized by the Fund.

As an example, the Fund’s administrator is responsible for maintaining the accounting records of the Fund, which includes maintaining a current portfolio of the Fund. The Fund also undergoes an annual audit which requires the Fund’s independent registered public accounting firm to review the Fund’s portfolio. In addition to the Fund’s administrator, the Fund’s custodian also maintains an up-to-date list of the Fund’s holdings. The third party service providers to whom the Fund provides non-public portfolio holdings information are the Adviser (Sims Capital Management LLC), the Fund’s administrator (UMB Fund Services, Inc.), the Fund’s independent registered public accounting firm (Cohen & Company, Ltd.), and the Fund’s custodian (U.S. Bank, N.A.). The Fund may also provide non-public portfolio holdings information to the Fund’s financial printer in connection with the preparation, distribution and filing of the Fund’s financial reports and public filings.

Rating and Ranking Organizations

The Fund may provide its entire portfolio holdings to the following rating and ranking organizations:

•	Morningstar, Inc.
•	Lipper, Inc.
•	Standard & Poor’s Ratings Group
•	Bloomberg L.P.
•	Thomson Financial Research
•	Vickers Stock Research

The Fund’s management has determined that these organizations provide investors with a valuable service and, therefore, are willing to provide them with portfolio information. The Fund may not pay these organizations or receive any compensation from them for providing this information.

The Fund may provide portfolio information to these organizations on either a monthly or quarterly basis but not until such information is at least 15 calendar days old. Since this information is not provided on the condition that it be kept confidential or that these organizations not trade on the information, such disclosure could provide these organizations with the ability to make advantageous decisions to place orders for shares of the Fund or to trade against the Fund to the detriment of other shareholders of the Fund. However, since the Fund will not provide this information until such information is at least 15 calendar days old, the disclosure of such non-public portfolio holdings should not be problematic.

Website Disclosure

The Fund publishes its top ten positions at the end of each calendar quarter on its website (www.simstotalreturn.com). This information is updated approximately 15 to 30 calendar days following the end of each quarter. It is available to anyone that visits the website.

DIRECTORS AND OFFICERS OF THE COMPANY

As a Wisconsin corporation, the business and affairs of the Company are managed by its officers under the direction of its Board of Directors. (The Sims Total Return Fund is the only mutual fund in a “fund complex”, as such term is defined in the Act.) The name, address, age, principal occupations during the past five years and other information with respect to each of the directors and officers of the Company are set forth below.

Management of the Company

Name, Address and Age	Position(s) Held with Fund	Office and Length of Time Served	Principal Occupation(s) during Past 5 Years	Other Directorships (for past five years) Held by Director	Number of Portfolios in the Fund Complex Overseen by Director
“Disinterested Persons” of the Fund
Barry S. Arnold 225 East Mason Street, Suite 802, Milwaukee, WI 53202-3657 Age: 53	Director	Indefinite (until successor elected) 21 years	Portfolio Manager and Director of Research for Global View Capital Management, Ltd. since 2017. Former Portfolio Manager, Chief Investment Officer and Secretary of the Arnold Investment Counsel Incorporated from 1997 to 2016.	None	1
Clark J. Hillery 225 East Mason Street, Suite 802, Milwaukee, WI 53202-3657 Age: 68	Director	Indefinite (until successor elected) 20 years	Director of Facilities since July 2015. Director of Team Services for the Milwaukee Bucks since December 2000.	None	1
William J. Rack 225 East Mason Street, Suite 802, Milwaukee, WI 53202-3657 Age: 72	Director	Indefinite (until successor elected) 16 years	Managing member of Lakeland Business Properties LLC since May 1997, which engages in commercial real estate development and leasing.	None	1
Richard L. Teigen 225 East Mason Street, Suite 802, Milwaukee, WI 53202-3657 Age: 65	Director	Indefinite (until successor elected) 2 years	Retired Partner of Foley & Lardner LLP since February 2013; Partner & Associate Attorney of Foley & Lardner LLP from 1978 to 2013.	None	1

Name, Age and Address	Position(s) Held with Fund	Office and Length of Time Served	Principal Occupation(s) during Past 5 Years
Officers of the Fund
Luke E. Sims* 225 East Mason Street, Suite 802, Milwaukee, WI 53202-3657 Age: 68	President and Chief Executive Officer	Indefinite (until successor elected) Since April 2016	Chairman of Sims Capital Management LLC (the Adviser to the Fund); and Retired Partner of Foley & Lardner LLP (national law firm) where he was affiliated from 1976 through 2010.
David C. Sims* 225 East Mason Street, Suite 802, Milwaukee, WI 53202-3657 Age: 37	Vice President, Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary	Indefinite (until successor elected) Since April 2016	President of Sims Capital Management LLC (the Adviser to the Fund); Manager of Peregrine Investment Fund LLC (private investment fund); and roles with the Fund as previously identified.

*	Mr. Luke E. Sims and Mr. David C. Sims are “interested persons” of the Fund because they are officers of the Adviser.

Qualification of Directors

Barry S. Arnold has been a director of the Fund for over 21 years. His experience and skills as a portfolio manager, as well as his familiarity with the investment strategies utilized by the Adviser and with the Fund’s portfolio, led to the conclusion that he should serve as a director. Clark J. Hillery’s experience as a businessman, most recently as Director of Team Services for the Milwaukee Bucks, has honed his understanding of financial statements and the issues that confront businesses, and his diligent and thoughtful service as a director of the Fund for 20 years has provided him with a solid understanding of the mutual fund industry. As the managing member of Lakeland Business Properties LLC, William J. Rack is familiar with running a business and addressing the issues that confront businesses, and he has a good understanding of financial statements. Further, Mr. Rack’s diligent and thoughtful service as a director of the Fund for 16 years has provided him with a solid understanding of the mutual fund industry. Richard L. Teigen’s experience as a Partner of Foley & Lardner LLP, an international law firm, where he counseled investment companies and investment advisers for 31 years has provided him with a solid understanding of the mutual fund industry. Each of Messrs. Hillery, Rack and Teigen take a conservative and thoughtful approach to addressing issues facing the Fund. The combination of skills and attributes discussed above led to the conclusion that each of Messrs. Hillery, Rack and Teigen should serve as a director.

Board Leadership Structure

The Board of Directors has general oversight responsibility with respect to the operation of the Company and the Fund. The Board has engaged the Adviser to manage the Fund and is responsible for overseeing the Adviser and other service providers to the Company and the Fund in accordance with the provisions of the Act and other applicable laws. The Board has established an Audit Committee to assist the Board in performing its oversight responsibilities.

The Company does not have a Chairman of the Board, nor does the Company have a lead disinterested director. The small size of the Board of Directors, consisting of all disinterested directors, facilitates open discussion and significant involvement by all of the directors without the need for a formal Chairman or lead disinterested director. The business acumen of Messrs. Arnold, Hillery and Rack as well as the regulatory experience of Mr. Teigen, the long experience in the mutual fund industry of each of the directors and service as directors of the Fund, enables the directors to effectively and accurately assess the information being provided to the Board to ensure that they are appropriately fulfilling their fiduciary duties to the Fund and its shareholders. In light of these factors, the Company has determined that its leadership structure is appropriate.

Board Oversight of Risk

Through its direct oversight role, and indirectly through the Audit Committee, Fund officers and service providers, the Board of Directors performs a risk oversight function for the Fund. To effectively perform its risk oversight function, the Board, among other things, performs the following activities: receives and reviews reports related to the performance and operations of the Fund; reviews and approves, as applicable, the compliance policies and procedures of the Fund; approves the Fund’s principal investment policies; adopts policies and procedures designed to deter market timing; meets with representatives of various service providers, including the Adviser and the independent registered public accounting firm of the Fund, to review and discuss the activities of the Fund and to provide direction with respect thereto; and appoints a chief compliance officer of the Fund who oversees the implementation and testing of the Fund’s compliance program and reports to the Board regarding compliance matters for the Fund and its service providers. Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the chief compliance officer is the primary recipient and communicator of such risk-related information.

The Fund has an Audit Committee, which is discussed below. The Audit Committee plays a significant role in the risk oversight of the Fund as it meets annually with the auditors of the Fund and quarterly with the Fund’s chief compliance officer to discuss, among other things, financial risk, including internal controls over financial reporting.

Board Committees

The Board of Directors of the Company has an Audit Committee whose members are Messrs. Hillery, Rack and Teigen. The primary functions of the audit committee are to recommend to the Board of Directors the independent registered public accounting firm to be retained to perform the annual audit, to review the results of the audit, to review the Fund’s internal controls and to review certain other matters relating to the Fund’s independent registered public accounting firm and financial records. The audit committee met four times during the fiscal year ended June 30, 2018.

The Board of Directors of the Company has no other committees.

Board Compensation

During the fiscal year ended June 30, 2018, the Company paid $13,000 in aggregate remuneration to its disinterested directors. The Company’s standard method of compensating directors is to pay each disinterested director a fee of $1,000 for each meeting of the Board of Directors attended. The table below sets forth the compensation paid by the Company to each of the current directors of the Company during the fiscal year ended June 30, 2018:

Name of Person	Aggregate Compensation from Company	Pension or Retirement Benefits Accrued As Part of Company Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Company Paid to Directors
“Disinterested Persons” of the Fund
Barry S. Arnold	$1,000	$0	$0	$1,000
Clark J. Hillery	$4,000	$0	$0	$4,000
William J. Rack	$4,000	$0	$0	$4,000
Richard L. Teigen	$4,000	$0	$0	$4,000

Code of Ethics

The Company, the Adviser and Quasar Distributors, LLC, the Fund’s distributor (the “Distributor”) have adopted a code of ethics pursuant to Rule 17j-1 under the Act. The code of ethics for the Company and Adviser is designed to prevent affiliated persons of the Company and the Adviser from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to the code of ethics). There can be no assurance that the code of ethics will be effective in preventing such activities. The code of ethics permits personnel subject to it to invest in securities, including securities that may be held or purchased by the Fund. However, the code of ethics generally prohibits, among other things, persons subject thereto from purchasing or selling securities if they know at the time of such purchase or sale that the security is being considered for purchase or sale by the Fund or is being purchased or sold by the Fund.

Proxy Voting

The Fund votes proxies in accordance with the Adviser’s proxy voting policy. The Adviser generally follows the so-called “Wall Street Rule” (namely, it votes as management recommends or sells the stock prior to the meeting). In the event that a vote presents a conflict of interest between the interests of the Fund and the Fund’s shareholders, on the one hand, and the Adviser, on the other hand, the Adviser will disclose the conflict to the Board of Directors and offer the Board of Directors the opportunity to instruct the Adviser in voting the securities. Information on how the Fund voted proxies relating to its portfolio securities during the most recent twelve-month period ended June 30 is available without charge by calling 1-800-968-2122 or by accessing the website of the Securities and Exchange Commission at http://www.sec.gov.

OWNERSHIP BY MANAGEMENT AND PRINCIPAL SHAREHOLDERS

The following table sets forth certain information regarding the ownership of outstanding shares of the Sims Total Return Fund, as of September 30, 2018, by (i) each person known by the Company to own more than 5% of the Fund’s outstanding shares, and (ii) all directors and officers of the Company as a group. Unless otherwise indicated, each shareholder possesses both record and beneficial ownership of the shares listed opposite his or her name. No person is deemed to “control” the Fund, as that term is defined in the Act, because the Fund does not know of any person who owns beneficially or through controlled companies more than 25% of the Fund’s shares or who acknowledges the existence of control. The Company does not control any person.

Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percent of Class
Lilli Gust 225 East Mason Street Suite 802 Milwaukee, WI 53202	154,306	23.7%

As of September 30, 2018, the directors and officers as a group (6 persons) owned an aggregate of 1.90% of the outstanding shares of the Fund.

The following table sets forth the dollar range of equity securities of the Sims Total Return Fund beneficially owned by each current director as of December 31, 2017, which is also the valuation date.

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities of all Registered Investment Companies in Fund Company
“Disinterested Persons of the Fund”
Barry S. Arnold	$1 - $10,000	$1 - $10,000
Clark J. Hillery	$10,001 - $50,000	$10,001 - $50,000
William J. Rack	None	None
Richard L. Teigen	$10,001 - $50,000	$10,001 - $50,000

INVESTMENT ADVISER AND ADMINISTRATOR

The investment adviser to the Fund is Sims Capital Management LLC. The Adviser is an SEC-registered investment advisor, formed by Luke E. Sims and his son David C. Sims to carry on and expand an investment philosophy and discipline focused on buying high-quality portfolio companies. The Adviser does its own research, which involves in-depth analysis of a prospective portfolio company’s financial statements and operations. Among other things, the Adviser focuses on gross margins, operating margins, pretax returns, after-tax returns, return on net tangible assets, return on invested capital and other financial metrics. Long-term cash flow is crucial to the Adviser, and it favors companies with significant economic “moats”, whether derived from patents, trademarks or otherwise. Pursuant to the investment advisory agreement between the Fund and the Adviser (the “Advisory Agreement”), the Adviser furnishes continuous investment advisory and management services to the Fund. The Adviser supervises and manages the investment portfolio of the Fund and, subject to such policies as the Board of Directors of the Company may determine, directs the purchase or sale of investment securities in the day-to-day management of the Fund. The Adviser, at its own expense and without separate reimbursement from the Fund, furnishes office space and all necessary office facilities, equipment and executive personnel for managing the Fund and maintaining its organization; bears all sales and promotional expenses of the Fund, other than expenses incurred in complying with laws regulating the issuance or sale of securities; and pays the salaries and fees of all officers and directors of the Company (except the fees paid to directors who are not “interested persons” of the Company). For the foregoing, the Adviser receives from the Fund a monthly fee at the annual rate of 0.74% of the Fund’s average daily net assets.

The Fund will pay all of its expenses not assumed by the Adviser pursuant to the Advisory Agreement, including, but not limited to: the costs of preparing and printing its registration statement required under the Securities Act of 1933, as amended, and the Act and any amendments thereto; the expense of registering its shares with the Securities and Exchange Commission and the various states; the printing and distribution cost of prospectuses mailed to existing shareholders; interest charges; brokerage commissions; and expenses incurred in connection with portfolio transactions. The Fund will also pay: the fees of directors who are not interested persons of the Company; director and officer liability insurance, if any; salaries of administrative and clerical personnel; association membership dues; auditing and accounting services; legal fees and expenses; fees and expenses of any custodian or trustee having custody of the Fund’s assets; expenses of calculating the Fund’s net asset value and repurchasing and redeeming shares; and charges and expenses of dividend disbursing agents, registrars and stock transfer agents, including the cost of keeping all necessary shareholder records and accounts and handling any related problems.

Prior to the close of business on April 22, 2016, Arnold Investment Counsel Incorporated was the investment adviser to the Fund (the “Prior Adviser”). Arnold Investment Counsel Incorporated is controlled by Lilli Gust, by virtue of her having voting control of a majority of the outstanding shares. Pursuant to the investment advisory agreement between the Fund and the Adviser (the “Prior Advisory Agreement”), the Prior Adviser furnished continuous investment advisory and management services to the Fund. The Prior Adviser received from the Fund a monthly fee at the annual rate of 0.74% of the Fund’s average daily net assets. For the fiscal year ended June 30, 2018, the Fund paid the Adviser fees of $55,772, pursuant to the Advisory Agreement. For the fiscal year ended June 30, 2017, the Fund paid the Adviser fees of $65,180, pursuant to the Advisory Agreement. For the fiscal year ended June 30, 2016, the Fund paid the Adviser and the Prior Adviser a combined fee of $70,862 ($57,703 to the Prior Adviser and $13,159 to the Adviser), pursuant to the Advisory Agreement and Prior Advisory Agreement.

The Advisory Agreement is substantially similar to the Prior Advisory Agreement, except under the Prior Advisory Agreement, the Prior Adviser agreed to reimburse the Fund to the extent that its annual operating expenses, including investment advisory fees (net of any reimbursements made by the Prior Adviser), but excluding interest, taxes, brokerage commissions and extraordinary items, exceed that percentage of the average net assets of the Fund for such year, which is the most restrictive percentage provided by the state laws of the various states in which the shares of the Fund are qualified for sale or, if the states in which the shares of the Fund are qualified for sale impose no such restrictions, 2.00%. The Adviser did not agree to maintain the expense limitation arrangements for the Fund in the Advisory Agreement. Effective April 23, 2016, the expense cap of 2.00% was discontinued. Effective April 23, 2018, the Adviser voluntarily agreed to waive its fee to the extent the total operating expenses exceed 2.00%. The Adviser is not obligated to reimburse the Fund under the voluntary agreement and the Adviser cannot recoup any fees that are voluntarily waived.

On August 20, 2009, the Board of Directors approved an Expense Reimbursement Recoupment Agreement between the Fund and the Prior Adviser. Pursuant to the agreement, the Fund repaid the Prior Adviser for amounts waived or reimbursed by the Prior Adviser pursuant to the Prior Advisory Agreement, but only if the amounts could be recaptured within three years and without causing the Fund’s total annual operating expenses to exceed the expense limitation of 2.00%. For the fiscal year ended June 30, 2016, the Prior Adviser reimbursed the Fund $71,745. Pursuant to the Prior Advisory Agreement, the Prior Adviser was entitled to recoup the amounts waived or reimbursed pursuant to the expense limitation in the Prior Advisory Agreement, but the Adviser has agreed not to recoup any amounts from the Fund, if the Adviser is successful in growing the Fund and lowering the Fund’s fees and expenses.

The Advisory Agreement will remain in effect and will continue as long as its continuance is specifically approved at least annually by (i) the Board of Directors of the Company, or by the vote of a majority (as defined in the Act) of the outstanding shares of the Fund, and (ii) by the vote of a majority of the directors of the Company who are not parties to the Advisory Agreement or interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval. In determining whether to approve the continuation of the Advisory Agreement, the Disinterested Directors, in executive session, consider and evaluate a variety of factors, including, among other things: (1) the nature, extent, and quality of the services provided by the Adviser, including the investment process used by the Adviser; (2) the performance of the Fund in comparison to its benchmark indices; (3) the management fee and total operating expenses of the Fund; (4) the profitability of the Adviser with respect to the Fund; and (5) the extent to which economies of scale may be realized as the Fund grows. The Advisory Agreement provides that it may be terminated at any time without the payment of any penalty, by the Board of Directors of the Company or by vote of a majority of the shares of the Fund, on sixty (60) days’ written notice to the Adviser, and by the Adviser on the same notice to the Fund, and that it shall be automatically terminated if it is assigned.

The benefits derived by the Adviser from soft dollar arrangements are described under the caption “ALLOCATION OF PORTFOLIO BROKERAGE.” None of the directors who are Disinterested Persons, or any members of their immediate family, own shares of the Adviser or companies, other than registered investment companies, controlled by or under common control with the Adviser.

The administrator to the Fund is UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, Wisconsin 53212 (the “Administrator”). The Company and the Administrator entered into an administration and fund accounting agreement on January 27, 1997 (the “Administration Agreement”), amended and restated December 9, 2014, that will remain in effect unless terminated as provided below.

Pursuant to the Administration Agreement, the Administrator calculates the daily net asset value of the Fund and provides administrative services (which include clerical, compliance and regulatory services such as filing all federal income and excise tax returns and state income tax returns, assisting with regulatory filings, preparing financial statements and monitoring expense accruals). For these services, the Administrator receives from the Fund a monthly fee at the annual rate of 0.15% on the first $50,000,000 of the Fund’s average daily net assets, 0.12% on the next $50,000,000, and 0.07% on average daily net assets in excess of $100,000,000, subject to an annual minimum of $80,221, plus out-of-pocket expenses.

For the fiscal years ended June 30, 2018, 2017 and 2016, the Fund paid the Administrator fees of $74,308, $70,781 and $69,336, respectively, pursuant to the Administration Agreement.

The Administration Agreement may be terminated on not less than 90 days’ notice, without the payment of any penalty, by the Board of Directors of the Company or by the Administrator. Pursuant to the Administration Agreement, the Administrator also provides fund accounting services to the Fund.

The Advisory Agreement, the Prior Advisory Agreement and the Administration Agreement provide that the Adviser and the Administrator, as the case may be, shall not be liable to the Fund or its shareholders for anything other than willful misfeasance, bad faith, negligence (gross negligence in the case of the Advisory Agreement) or reckless disregard of their obligations or duties. The Advisory Agreement, the Prior Advisory Agreement and the Administration Agreement also provide that the Adviser and the Administrator, as the case may be, and their officers, directors and employees may engage in other businesses, devote time and attention to any other business, whether of a similar or dissimilar nature, and render investment advisory services to others.

THE DISTRIBUTOR

Quasar Distributors, LLC, 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202 serves as the distributor for the Fund pursuant to a Distribution Agreement (the “Distribution Agreement”). The Distributor, U.S. Bank, N.A. and U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, are affiliates of each other. Under the Distribution Agreement, the Distributor provides, on a best efforts basis and without compensation from the Fund, distribution-related services to the Fund in connection with the continuous offering of the Fund’s shares.

PORTFOLIO MANAGERS

The sole investment adviser to the Fund is Sims Capital Management LLC. The portfolio managers to the Fund have responsibility for the day-to-day management of accounts other than the Fund. Information regarding these other accounts is set forth below. The number of accounts and assets is shown as of June 30, 2018.

	Number of Other Accounts Managed and Total Assets by Account Type			Number of Accounts and Total Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Luke E. Sims	1	1	13	0	0	0
	$16,498,673	$1,326,101	$2,648,444	$0	$0	$0
David C. Sims	1	1	13	0	0	0
	$16,498,673	$1,326,101	$2,648,444	$0	$0	$0

The portfolio managers of the Adviser are responsible for managing other accounts. The Adviser typically assigns accounts with similar investment strategies to the portfolio managers to mitigate the potentially conflicting investment strategies of accounts. Other than potential conflicts between investment strategies, the side-by-side management of both the Fund and other accounts may raise potential conflicts of interest due to the interest held by the Adviser or one of its affiliates in an account and certain trading practices used by the portfolio managers (for example, cross trades between the Fund and another account and allocation of aggregated trades). The Adviser has developed policies and procedures reasonably designed to mitigate those conflicts. In particular, the Adviser has adopted policies designed to ensure the fair allocation of securities purchased on an aggregated basis.

The portfolio managers are compensated in various forms. The following table outlines the forms of compensation paid to each portfolio manager as of June 30, 2018.

Name of Portfolio Managers	Form of Compensation	Source of Compensation	Method Used to Determine Compensation (Including Any Differences in Method Between Account Types)
Luke E. Sims	Salary/Bonus	Sims Capital Management LLC

Compensation is determined by the level of time required to fulfill responsibility at the Adviser. No bonuses are expected to be paid. Luke E. Sims is entitled to equity payouts from the Adviser as co-owner of the Adviser.

David C. Sims	Salary/Bonus	Sims Capital Management LLC	Compensation is determined by the level of time required to fulfill responsibility at the Adviser. No bonuses are expected to be paid. David C. Sims is entitled to equity payouts from the Adviser as co-owner of the Adviser.

As of June 30, 2018, which is also the valuation date, the dollar range of shares of the Fund beneficially owned by Luke Sims is $1 - $10,000 and the dollar range of shares of the Fund beneficially owned by David Sims is $50,001 - $100,000.

DETERMINATION OF NET ASSET VALUE

The net asset value of the Fund normally is determined as of the close of regular trading (currently 3:00 P.M. Central Time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is open for trading Monday through Friday except New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the New York Stock Exchange will not be open for trading on the preceding Friday, and when any such holiday falls on a Sunday, the New York Stock Exchange will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period.

The net asset value (or “price”) per share of the Fund is determined by dividing the total value of the Fund’s investments and other assets, less any liabilities, by its number of outstanding shares. The result, rounded to the nearest cent, is its net asset value. In calculating the net asset value of the Fund, portfolio securities listed on a national securities exchange (other than The NASDAQ Stock Market) are valued at the last sale price on the day the valuation is made, and securities that are traded on The NASDAQ Stock Market are valued at the Nasdaq Official Closing Price. If no sale is reported, the average of the latest bid and asked prices is used. Other securities for which market quotations are readily available are valued at the average of the latest bid and asked prices. Debt securities (other than short-term instruments) are valued at prices furnished by a national pricing service, subject to review by the Adviser and determination of the appropriate price whenever a furnished price is significantly different from the previous day’s furnished price. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Adviser pursuant to procedures established by and under the supervision of the Company’s Board of Directors.

Short-term debt instruments (those with remaining maturities of 60 days or less) may be valued at amortized cost, which approximates market. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case such securities are fair valued under the supervision of the Company’s Board of Directors. Other types of securities that the Fund may hold for which fair value pricing might be required include, but are not limited to: (a) illiquid securities, including “restricted” securities and private placements for which there is no public market; (b) securities of an issuer that has entered into a restructuring; and (c) securities whose trading has been halted or suspended. Further, if events occur that materially affect the value of a security between the time trading ends on that particular security and the close of the normal trading session of the New York Stock Exchange, the Fund may value the security at its fair value. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value per share.

PURCHASE OF SHARES

The Amended and Restated Articles of Incorporation of the Company permit the issuance of shares of the Fund in exchange for securities of a character which are permitted investments of the Fund. However, the Company does not anticipate issuing Fund shares for investment securities in the foreseeable future. Any such issuances will be limited to a bona fide reorganization, statutory merger, or other acquisitions of portfolio securities which: (a) meet the investment objectives and policies of the Fund; (b) are acquired for investment and not for resale; (c) are liquid securities which are not restricted as to transfer either by law or liquidity of market; and (d) have a value which is readily ascertainable (and not established only by evaluation procedures) as evidenced by a listing on the AMEX, the New York Stock Exchange, or the Nasdaq Stock Market. For purposes of determining the number of shares to be issued, the securities to be exchanged will be valued in the same manner as the Fund’s portfolio securities.

The Fund offers an automatic investment plan. Pursuant to this plan, shareholders wishing to invest fixed dollar amounts in the Fund every month can make automatic purchases of $50 or more on any date of the month. If that day is a weekend or holiday, the purchase will be made the following business day. There is no service fee for participating in this plan. In order to participate in the plan, a shareholder’s financial institution must be a member of the Automated Clearing House network. To use this service, you must authorize the Fund to transfer funds from your bank checking or savings account by completing the automatic investment plan section of the application and you must include a voided check or pre-printed savings deposit slip. An application may be obtained by calling the Fund at 1-800-968-2122.

REDEMPTION OF SHARES

A shareholder’s right to redeem shares of the Fund will be suspended and the shareholder’s right to payment postponed for more than seven days for any period during which the New York Stock Exchange is closed because of financial conditions or any other extraordinary reason and may be suspended for any period during which (a) trading on the New York Stock Exchange is restricted pursuant to rules and regulations of the Securities and Exchange Commission, (b) the Securities and Exchange Commission has by order permitted such suspension or (c) such emergency, as defined by rules and regulations of the Securities and Exchange Commission, exists as a result of which it is not reasonably practicable for the Fund to dispose of the Fund’s securities or to determine fairly the value of its net assets.

Shareholders owning Fund shares worth at least $25,000 may withdraw a fixed amount at regular monthly or quarterly intervals through the Fund’s systematic withdrawal plan. Shareholders participating in the systematic withdrawal plan cannot hold shares in certificate form. The systematic withdrawal plan is not available for IRA accounts or other retirement plans other than for IRA periodic automated distributions. There is no charge for such IRA periodic automated distributions, but a $25 fee is charged for other non-automated, ad hoc distributions from IRA accounts or other retirement plans. To establish a systematic withdrawal plan, shareholders should call the Fund at 1-800-968-2122 for the necessary forms.

The minimum amount of a systematic withdrawal payment is $100. These payments will be made from the proceeds of planned periodic redemption of shares in the shareholder’s account. Redemptions can be made monthly or quarterly on any day the shareholder chooses. If that day is a weekend or holiday, the redemption will be made the following business day. When participating in the systematic withdrawal plan, it is recommended that all income and capital gains distributions payable on shares held in the shareholder’s account be reinvested in additional shares. Shareholders may purchase and deposit additional Fund shares in their account at any time.

Withdrawal payments cannot be considered as yield or income on a shareholder’s investment, since portions of each payment may consist of a return of capital. Depending on the size or frequency of the withdrawals requested, and the fluctuation in the value of the Fund’s portfolio, redemptions for the purpose of making such withdrawals may reduce or even exhaust the account.

Shareholders may vary the amount or frequency of withdrawal payments, temporarily discontinue them, or change the designated payee or payee’s address, by giving two weeks advance notice to the Fund. Certain changes may be made by telephone.

INACTIVE ACCOUNTS

It is the responsibility of a shareholder to ensure that the shareholder maintains a correct address for the shareholder’s account, as a shareholder’s account may be transferred to the shareholder’s state of residence if no activity occurs within the shareholder’s account during the “inactivity period” specified in the applicable state’s abandoned property laws. Specifically, an incorrect address may cause a shareholder’s account statements and other mailings to be returned to the Fund. Upon receiving returned mail, the Fund will attempt to locate the shareholder or rightful owner of the account. If the Fund is unable to locate the shareholder, then it will determine whether the shareholder’s account has legally been abandoned. The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The shareholder’s last known address of record determines which state has jurisdiction. Interest or income is not earned on redemption or distribution checks sent to you during the time the check remained uncashed.

ALLOCATION OF PORTFOLIO BROKERAGE

Decisions to buy and sell securities for the Fund are made by the Adviser subject to review by the Company’s Board of Directors. In placing purchase and sale orders for portfolio securities for the Fund, it is the policy of the Adviser to seek the best execution of orders at the most favorable price in light of the overall quality of brokerage and research services provided. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best execution at the most favorable price involves a number of largely judgmental considerations. Among these are the Adviser’s evaluation of the broker’s efficiency in executing and clearing transactions and the broker’s financial strength and stability. The most favorable price to the Fund means the best net price without regard to the mix between the purchase or sale price and commission, if any. Over-the-counter securities may be purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price (namely, “markups” when the market maker sells a security and “markdowns” when the market maker purchases a security). In some instances the Adviser feels that better prices are available from non-principal market makers who are paid commissions directly.

In allocating brokerage business for the Fund, the Adviser also takes into consideration the research, analytical, statistical and other information and services provided by the broker, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm’s analysts for consultation. While the Adviser believes these services have substantial value, they are considered supplemental to the Adviser’s own efforts in the performance of its duties under the Advisory Agreement. Other clients of the Adviser may indirectly benefit from the availability of these services to the Adviser, and the Fund may indirectly benefit from services available to the Adviser as a result of transactions for other clients. The Adviser may cause the Fund to pay a broker which provides brokerage and research services to the Adviser a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the same transaction, if the Adviser determines that such commission is reasonable in relation to the value of the services provided by the executing broker viewed in terms of either the particular transaction or the Adviser’s overall responsibilities with respect to the Fund and the other accounts as to which it exercises investment discretion.

Brokerage commissions paid by the Fund during its fiscal years ended June 30, 2018, 2017 and 2016 totaled $6,001 on transactions of $8,333,432; $17,151 on transactions of $12,817,972 and $20,232 on transactions of $15,483,733, respectively.

CUSTODIAN

U.S. Bank, N.A. (“U.S. Bank”), Custody Operations, 1555 N. RiverCenter Drive, Suite 302, Milwaukee, Wisconsin 53212, acts as custodian for the Fund. As such, U.S. Bank holds all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Company. U.S. Bank does not exercise any supervisory function over the management of the Fund, the purchase and sale of securities or the payment of distributions to shareholders. An affiliate of U.S. Bank, U.S. Bank Global Fund Services, acts as the Fund’s transfer agent and dividend disbursing agent.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS

IN VIEW OF THE COMPLEXITIES OF U.S. FEDERAL AND OTHER INCOME TAX LAWS APPLICABLE TO REGULATED INVESTMENT COMPANIES, A PROSPECTIVE SHAREHOLDER IS URGED TO CONSULT WITH AND RELY SOLELY UPON ITS TAX ADVISORS TO UNDERSTAND FULLY THE U.S. FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES TO THAT INVESTOR OF SUCH AN INVESTMENT BASED ON THAT INVESTOR’S PARTICULAR FACTS AND CIRCUMSTANCES. THIS SUMMARY IS NOT INTENDED TO BE, AND SHOULD NOT BE CONSTRUED AS, LEGAL OR TAX ADVICE TO ANY PROSPECTIVE SHAREHOLDER.

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “What About Dividends, Capital Gains distributions and Taxes?” The Prospectus generally describes the U.S. federal income tax treatment of distributions by the Fund. This section of the SAI provides additional information concerning U.S. federal income taxes. It is based on the Internal Revenue Code of 1986, as amended (the “Code”), applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. Except as specifically set forth below, the following discussion does not address any state, local or foreign tax matters.

A shareholder’s tax treatment may vary depending upon the shareholder’s particular situation. This discussion applies only to shareholders holding Fund shares as capital assets within the meaning of the Code. A shareholder may also be subject to special rules not discussed below if they are a certain kind of shareholder, including, but not limited to: an insurance company; a tax-exempt organization; a financial institution or broker-dealer; a person who is neither a citizen nor resident of the United States or entity that is not organized under the laws of the United States or political subdivision thereof; a shareholder who holds Fund shares as part of a hedge, straddle or conversion transaction; a shareholder who does not hold Fund shares as a capital asset; or an entity taxable as a partnership for U.S. federal income tax purposes and investors in such an entity.

The Fund has not requested and will not request an advance ruling from the Internal Revenue Service (the “IRS”) as to the U.S. federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion and the discussions in each Prospectus applicable to each shareholder address only some of the U.S. federal income tax considerations generally affecting investments in the Fund. Prospective shareholders are urged to consult their own tax advisers and financial planners regarding the U.S. federal tax consequences of an investment in the Fund, the application of state, local or foreign laws, and the effect of any possible changes in applicable tax laws on their investment in the Fund.

Qualification as a Regulated Investment Company

It is intended that the Fund qualify for treatment as a regulated investment company (a “RIC”) under Subchapter M of Subtitle A, Chapter 1 of the Code. The Fund will be treated as a separate entity for U.S. federal income tax purposes. In order to qualify as a RIC under the Code, each Fund must, among other things, derive at least 90% of its gross income each taxable year generally from (i) dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts) and (ii) net income derived from an interest in a qualified publicly traded partnership, as defined in the Code. Future U.S. Treasury regulations may (possibly retroactively) exclude from qualifying income foreign currency gains that are not directly related to the Fund’s principal business of investing in stock, securities or options and futures with respect to stock or securities. In general, for purposes of this 90% gross income requirement, income derived from a partnership, except a qualified publicly traded partnership, will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the RIC.

In general, gold and other precious metals do not constitute qualifying assets, and gain derived from the sale of gold or other precious metals does not constitute qualifying income. To reduce the risk that the Fund’s investments in gold, silver, platinum and palladium bullion, whether held directly or indirectly, may result in the Fund’s failure to satisfy the requirements of Subchapter M, the Adviser will endeavor to manage the Fund’s portfolio so that (i) less than 10% of the Fund’s gross income each year will be derived from its investments in gold, silver, platinum and palladium bullion, and (ii) less than 50% of the value of the Fund’s assets, at the end of each quarter, will be invested in gold, silver, platinum and palladium bullion or other non-qualifying assets.

The Fund must also diversify its holdings so that, at the end of each quarter of the Fund’s taxable year: (i) at least 50% of the fair market value of its gross assets consists of (A) cash and cash items (including receivables), U.S. government securities and securities of other RICs, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed 5% of the value of the Fund’s total assets and do not exceed 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), the securities of two or more issuers the Fund controls and which are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. In addition, for purposes of meeting the diversification requirement of clause (i)(B), the term “outstanding voting securities of such issuer” includes the equity securities of a qualified publicly traded partnership. The qualifying income and diversification requirements applicable to the Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

If the Fund fails to satisfy any of the qualifying income or diversification requirements in any taxable year, such Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirement. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. If the applicable relief provisions are not available or cannot be met, such Fund will be taxed in the same manner as an ordinary corporation, described below.

In addition, with respect to each taxable year, the Fund generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and the excess of any net short-term capital gain over net long- term capital loss, and at least 90% of its net tax-exempt interest income earned for the taxable year. If the Fund meets all of the RIC qualification requirements, it generally will not be subject to U.S. federal income tax on any of the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. For this purpose, the Fund generally must make the distributions in the same year that it realizes the income and gain, although in certain circumstances, the Fund may make the distributions in the following taxable year. Shareholders generally are taxed on any distributions from the Fund in the year they are actually distributed. However, if the Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, the Fund and its shareholders will be treated as if the Fund paid the distribution on December 31 of the first year. The Fund intends to distribute its net income and gain in a timely manner to maintain its status as a RIC and eliminate fund-level U.S. federal income taxation of such income and gain. However, no assurance can be given that the Fund will not be subject to U.S. federal income taxation.

Moreover, the Fund may retain for investment all or a portion of their net capital gain. If the Fund retains any net capital gain, it will be subject to a tax at regular corporate rates on the amount retained, but may report the retained amount as undistributed capital gain in a written statement furnished to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gain included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Fund is not required to, and there can be no assurance that it will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

If, for any taxable year, the Fund fails to qualify as a RIC, and is not eligible for relief as described above, it will be taxed in the same manner as an ordinary corporation without any deduction for its distributions to shareholders, and all distributions from the Fund’s current and accumulated earnings and profits (including any distributions of its net tax-exempt income and net long-term capital gain) to its shareholders will be taxable as dividend income. To re-qualify to be taxed as a RIC in a subsequent year, the Fund may be required to distribute to its shareholders its earnings and profits attributable to non-RIC years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if the Fund initially qualifies as a RIC but subsequently fails to qualify as a RIC for a period greater than two taxable years, the Fund generally would be required to recognize and pay tax on any net unrealized gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to tax on such unrealized gain recognized for a period of ten years, in order to re-qualify as a RIC in a subsequent year.

Equalization Accounting

The Fund may use the so-called “equalization method” of accounting to allocate a portion of its “earnings and profits,” which generally equals the Fund’s undistributed investment company taxable income and net capital gain, with certain adjustments, to redemption proceeds. This method permits the Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect the Fund’s total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of redemptions of Fund shares on Fund distributions to shareholders. However, the IRS may not have expressly sanctioned the particular equalization methods that may be used by the Fund, and thus the Fund’s use of these methods may be subject to IRS scrutiny.

Capital Loss Carry-Forwards

For net capital losses realized in taxable years beginning before January 1, 2011, the Fund is permitted to carry forward a net capital loss to offset its capital gain, if any, realized during the eight years following the year of the loss, and such capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. For net capital losses realized in taxable years beginning on or after January 1, 2011, the Fund is permitted to carry forward a net capital loss to offset its capital gain indefinitely. For capital losses realized in taxable years beginning after January 1, 2011, the excess of the Fund’s net short-term capital loss over its net long-term capital gain is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year and the excess of the Fund’s net long-term capital loss over its net short-term capital gain is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. If future capital gain is offset by carried-forward capital losses, such future capital gain is not subject to fund-level U.S. federal income tax, regardless of whether it is distributed to shareholders. Accordingly, the Fund does not expect to distribute any such offsetting capital gain. The Fund cannot carry back or carry forward any net operating losses.

If the Fund engages in a reorganization, either as an acquiring fund or acquired fund, its capital loss carry-forwards (if any), its unrealized losses (if any), and any such losses of other funds participating in the reorganization may be subject to severe limitations that could make such losses, in particular losses realized in taxable years beginning before January 1, 2011, substantially unusable. The Fund has engaged in reorganizations in the past and/or may engage in reorganizations in the future.

Excise Tax

If the Fund fails to distribute by December 31 of each calendar year at least the sum of 98% of its ordinary income for that year (excluding capital gains and losses), 98.2% of its capital gain net income (adjusted for certain net ordinary losses) for the 12-month period ending on October 31 of that year, and any of its ordinary income and capital gain net income from previous years that was not distributed during such years, the Fund will be subject to a nondeductible 4% U.S. federal excise tax on the undistributed amounts (other than to the extent of its tax-exempt interest income, if any). For these purposes, the Fund will be treated as having distributed any amount on which it is subject to corporate level U.S. federal income tax for the taxable year ending within the calendar year. The Fund generally intends to actually, or be deemed to, distribute substantially all of its ordinary income and capital gain net income, if any, by the end of each calendar year and thus expects not to be subject to the excise tax. However, no assurance can be given that the Fund will not be subject to the excise tax. Moreover, the Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, the amount of excise tax to be paid by the Fund is determined to be de minimis).

Taxation of Investments

In general, realized gains or losses on the sale of securities held by the Fund will be treated as capital gains or losses, and long-term capital gains or losses if the Fund has held the disposed securities for more than one year at the time of disposition.

If the Fund purchases a debt obligation with original issue discount (“OID”) (generally, a debt obligation with a purchase price at original issuance less than its principal amount, such as a zero-coupon bond), which generally includes “payment-in-kind” or “PIK” bonds, the Fund generally is required to annually include in its taxable income a portion of the OID as ordinary income, even though the Fund may not receive cash payments attributable to the OID until a later date, potentially until maturity or disposition of the obligation. A portion of the OID includible in income with respect to certain high-yield corporate discount obligations may be treated as a dividend for U.S. federal income tax purposes. Similarly, if the Fund purchases a debt obligation with market discount (generally a debt obligation with a purchase price after original issuance less than its principal amount (reduced by any OID)), the Fund generally is required to annually include in its taxable income a portion of the market discount as ordinary income, even though the Fund may not receive cash payments attributable to the market discount until a later date, potentially until maturity or disposition of the obligation. The Fund generally will be required to make distributions to shareholders representing the OID or market discount income on debt obligations that is currently includible in income, even though the cash representing such income may not have been received by the Fund. Cash to pay such distributions may be obtained from sales proceeds of securities held by the Fund, which the Fund otherwise might have continued to hold; obtaining such cash might be disadvantageous for the Fund.

If the Fund invests in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default, special tax issues may exist for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, OID, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by the Fund when, as, and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

If an option granted by the Fund is sold, lapses or is otherwise terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses realized by the Fund in the sale, exchange, exercise, or other disposition of an option may be deferred if they result from a position that is part of a “straddle,” discussed below. If securities are sold by the Fund pursuant to the exercise of a covered call option granted by it, the Fund generally will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by the Fund pursuant to the exercise of a put option granted by it, the Fund generally will subtract the premium received from its cost basis in the securities purchased.

Some regulated futures contracts, certain foreign currency contracts, and non-equity, listed options used by the Fund will be deemed “Section 1256 contracts.” The Fund will be required to “mark-to-market” any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the “mark-to-market” rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss (as described below). These provisions may require the Fund to recognize income or gains without a concurrent receipt of cash. Transactions that qualify as designated hedges are exempt from the mark-to-market rule and the “60%/40%” rule and may require the Fund to defer the recognition of losses on certain futures contracts, foreign currency contracts and non-equity options.

Foreign currency gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt obligations, certain options, futures contracts, forward contracts, and similar instruments relating to foreign currency, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of the Fund’s income. Under future U.S. Treasury regulations, any such transactions that are not directly related to the Fund’s investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign currency loss exceeds the Fund’s net investment company taxable income (computed without regard to such loss) for a taxable year, the resulting ordinary loss for such year will not be deductible by the Fund or its shareholders in future years.

Offsetting positions held by the Fund involving certain derivative instruments, such as financial forward, futures, and options contracts, may be considered, for U.S. federal income tax purposes, to constitute “straddles.” “Straddles” are defined to include “offsetting positions” in actively traded personal property. The tax treatment of “straddles” is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256 of the Code, described above. If the Fund is treated as entering into a “straddle” and at least one (but not all) of the Fund’s positions in derivative contracts comprising a part of such straddle is governed by Section 1256 of the Code, then such straddle could be characterized as a “mixed straddle.” The Fund may make one or more elections with respect to “mixed straddles.” Depending upon which election is made, if any, the results with respect to the Fund may differ. Generally, to the extent the straddle rules apply to positions established by the Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle may affect the holding period of the offsetting positions. As a result, the straddle rules could cause distributions that would otherwise constitute qualified dividend income (defined below) to fail to satisfy the applicable holding period requirements (described below) and therefore to be taxed as ordinary income. Furthermore, the Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle, including any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Because the application of the straddle rules may affect the character and timing of gains and losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the situation where the Fund had not engaged in such transactions.

If the Fund enters into a “constructive sale” of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale of an appreciated financial position occurs when the Fund enters into certain offsetting transactions with respect to the same or substantially identical property, including: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future U.S. Treasury regulations. The character of the gain from constructive sales will depend upon the Fund’s holding period in the appreciated financial position. Losses realized from a sale of a position that was previously the subject of a constructive sale will be recognized when the position is subsequently disposed of. The character of such losses will depend upon the Fund’s holding period in the position and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to certain closed transactions, including if such a transaction is closed on or before the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position unhedged throughout the 60-day period beginning with the day such transaction was closed.

The amount of long-term capital gain the Fund may recognize from certain derivative transactions with respect to interests in certain pass-through entities is limited under the Code’s constructive ownership rules. The amount of long-term capital gain is limited to the amount of such gain the Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

In addition, the Fund’s transactions in securities and certain types of derivatives (e.g., options, futures contracts, forward contracts, and swap agreements) may be subject to other special tax rules, such as the wash sale rules or the short sale rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments to the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains, and/or convert short-term capital losses into long- term capital losses. These rules could therefore affect the amount, timing, and character of distributions to shareholders.

Rules governing the U.S. federal income tax aspects of derivatives, including swap agreements, are in a developing stage and are not entirely clear in certain respects. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of the Fund as a RIC might be jeopardized. Certain requirements that must be met under the Code in order for the Fund to qualify as a RIC may limit the extent to which the Fund will be able to engage in derivatives transactions.

The Fund may invest in real estate investment trusts (“REITs”). Investments in REIT equity securities may require the Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. The Fund’s investments in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income and will not qualify for the dividends-received deduction. Under recent legislation, certain income distributed by pass through entities is allowed up to a 20% deduction; however, it is unclear at this time whether a RIC (such as the Fund) can pass on such deduction on REIT distributions to shareholders.

The Fund may invest directly or indirectly in residual interests in real estate mortgage investment conduits (“REMICs”) or in other interests that may be treated as taxable mortgage pools (“TMPs”) for U.S. federal income tax purposes. Under IRS guidance, the Fund must allocate “excess inclusion income” received directly or indirectly from REMIC residual interests or TMPs to its shareholders in proportion to dividends paid to such shareholders, with the same consequences as if the shareholders had invested in the REMIC residual interests or TMPs directly.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) constitutes unrelated business taxable income to Keogh, 401(k) and qualified pension plans, as well as individual retirement accounts and certain other tax exempt entities, thereby potentially requiring such an entity, which otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, does not qualify for any reduction, by treaty or otherwise, in the 30% U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (as defined in the Code) is a record holder of a share in the Fund, then the Fund will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal corporate income tax rate. To the extent permitted under the 1940 Act, the Fund may elect to specially allocate any such tax to the applicable disqualified organization, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. The Fund may or may not make such an election will be made.

“Passive foreign investment companies” (“PFICs”) are generally defined as foreign corporations with respect to which at least 75% of their gross income for their taxable year is income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or at least 50% of their assets on average produce, or are held for the production of, such passive income. If the Fund acquires any equity interest in a PFIC, the Fund could be subject to U.S. federal income tax and interest charges on “excess distributions” received from the PFIC or on gain from the sale of such equity interest in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Excess distributions will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions may have been classified as capital gain.

The Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require the Fund to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. The Fund may attempt to limit and/or manage their holdings in PFICs to minimize their tax liability or maximize their returns from these investments but there can be no assurance that they will be able to do so. Moreover, because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, the Fund may incur the tax and interest charges described above in some instances. Dividends paid by the Fund attributable to income and gains derived from PFICs will not be eligible to be treated as qualified dividend income.

If the Fund owns 10% or more of either the voting power or value of the stock of a “controlled foreign corporation” (a “CFC”), such corporation will not be treated as a PFIC with respect to the Fund. In general, the Fund may be required to recognize dividends from a CFC before actually receiving any dividends. There may also be a tax imposed on a U.S. shareholder’s aggregate net CFC income that is treated as global intangible low-taxed income. As a result of the foregoing, the Fund may be required to recognize income sooner than it otherwise would.

In addition to the investments described above, prospective shareholders should be aware that other investments made by the Fund may involve complex tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although the Fund seeks to avoid significant non-cash income, such non-cash income could be recognized by the Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Fund could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements.

Notwithstanding the foregoing, under recently enacted tax legislation, accrual method taxpayers required to recognize gross income under the “all events test” no later than when such income is recognized as revenue in an applicable financial statement (e.g., an audited financial statement which is used for reporting to partners). This new rule may require the Fund to recognize income earlier than as described above.

Taxation of Distributions

Distributions paid out of the Fund’s current and accumulated earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported by each shareholder who is required to file a U.S. federal income tax return. Dividends and other distributions on the Fund’s shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares acquired at a time when the Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. For U.S. federal income tax purposes, the Fund’s earnings and profits, described above, are determined at the end of the Fund’s taxable year and are allocated pro rata to distributions paid over the entire year. Distributions in excess of the Fund’s current and accumulated earnings and profits will first be treated as a return of capital up to the amount of a shareholder’s tax basis in the shareholder’s Fund shares and then as capital gain. The Fund may make distributions in excess of its earnings and profits, from time to time.

For U.S. federal income tax purposes, distributions of investment income are generally taxable as ordinary income, and distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. Distributions properly reported in writing by the Fund as capital gain dividends will be taxable to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund’s net capital gain for the taxable year), regardless of how long a shareholder has held Fund shares, and do not qualify as dividends for purposes of the dividends-received deduction or as qualified dividend income. The Fund will report capital gain dividends, if any, in a written statement furnished to its shareholders after the close of the Fund’s taxable year.

Fluctuations in foreign currency exchange rates may result in foreign exchange gain or loss on transactions in foreign currencies, foreign currency-denominated debt obligations, and certain foreign currency options, futures contracts and forward contracts. Such gains or losses are generally characterized as ordinary income or loss for tax purposes. The Fund must make certain distributions in order to qualify as a RIC, and the timing of and character of transactions such as foreign currency-related gains and losses may result in the Fund paying a distribution treated as a return of capital. Such distribution is nontaxable to the extent of the recipient’s basis in its shares.

Some states will not tax distributions made to individual shareholders that are attributable to interest the Fund earned on direct obligations of the U.S. government if the Fund meets the state’s minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers’ acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities generally do not qualify for state-tax-free treatment. This exemption may not apply to corporate shareholders.

Sales and Exchanges of Fund Shares

If a shareholder sells, pursuant to a cash or in-kind redemption, or exchanges the shareholder’s Fund shares, subject to the discussion below, the shareholder generally will recognize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and the shareholder’s tax basis in the shares. This gain or loss will be long-term capital gain or loss if the shareholder has held such Fund shares for more than one year at the time of the sale or exchange, and short-term otherwise.

If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, before January 31 of the calendar year following the calendar year of the sale or exchange, as a result of having initially acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different RIC, the sales charge previously incurred in acquiring the Fund’s shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder recognizes a loss on a disposition of Fund shares, the loss will be disallowed under the “wash sale” rules to the extent the shareholder purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be reflected in an adjustment to the tax basis of the purchased shares.

If a shareholder receives a capital gain dividend with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain dividend. If such loss is incurred from the redemption of shares pursuant to a periodic redemption plan then U.S. Treasury regulations may permit an exception to this six-month rule. No such regulations have been issued as of the date of this SAI.

U.S. Federal Income Tax Rates

Noncorporate Fund shareholders (i.e., individuals, trusts and estates) are taxed at a maximum rate of 37% on ordinary income and 20% on net capital gain.

In general, “qualified dividend income” realized by noncorporate Fund shareholders is taxable at the same rate as net capital gain. Generally, qualified dividend income is dividend income attributable to certain U.S. and foreign corporations, as long as certain holding period requirements are met. In general, if less than 95% of the Fund’s income is attributable to qualified dividend income, then only the portion of the Fund’s distributions that are attributable to qualified dividend income and reported in writing as such in a timely manner will be so treated in the hands of individual shareholders. Payments received by the Fund from securities lending, repurchase, and other derivative transactions ordinarily will not qualify. The rules attributable to the qualification of Fund distributions as qualified dividend income are complex, including the holding period requirements. Individual Fund shareholders therefore are urged to consult their own tax advisers and financial planners.

The maximum stated corporate U.S. federal income tax rate applicable to ordinary income and net capital gain is 21%. Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Distributions from the Fund may qualify for the “dividends-received deduction” applicable to corporate shareholders with respect to certain dividends. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

In addition, a noncorporate Fund shareholder generally will be subject to an additional 3.8% tax on its “net investment income,” which ordinarily includes taxable distributions received from the corresponding Fund and taxable gain on the disposition of Fund shares if the shareholder meets a taxable income test.

Under the Foreign Account Tax Compliance Act, or “FATCA,” U.S. federal income tax withholding at a 30% rate will be imposed on dividends and proceeds of redemptions in respect of Fund shares by Fund shareholders who own their shares through foreign accounts or foreign intermediaries if certain disclosure requirements related to U.S. accounts or ownership are not satisfied. The Fund will not pay any additional amounts in respect to any amounts withheld.

Backup Withholding

The Fund is generally required to withhold and remit to the U.S. Treasury, subject to certain exemptions (such as for certain corporate or foreign shareholders), at a rate set under Section 3406 of the Code for U.S. residents for all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to the Fund shareholder if (i) the shareholder fails to furnish the Fund with a correct “taxpayer identification number” (“TIN”), (ii) the shareholder fails to certify under penalties of perjury that the TIN provided is correct, (iii) the shareholder fails to make certain other certifications, or (iv) the IRS notifies the Fund that the shareholder’s TIN is incorrect or that the shareholder is otherwise subject to backup withholding. Backup withholding is not an additional tax imposed on the shareholder. The shareholder may apply amounts withheld as a credit against the shareholder’s U.S. federal income tax liability and may obtain a refund of any excess amounts withheld, provided that the required information is furnished to the IRS. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. A shareholder may generally avoid backup withholding by furnishing a properly completed IRS Form W-9. State backup withholding may also be required to be withheld by the Fund under certain circumstances.

Tax-Deferred Plans

Shares of the Fund may be available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts. Prospective investors should contact their tax advisers and financial planners regarding the tax consequences to them of holding Fund shares through such plans and/or accounts.

A 1.4% excise tax is imposed on the net investment income of certain private colleges and universities. This tax would only apply to private institutions with endowment valued at $500,000 per full-time student or more, subject to other limitations. Tax-exempt shareholders should contact their tax advisers and financial planners regarding the tax consequences to them of an investment in the Fund.

Any investment in residual interests of a collateralized mortgage obligation that has elected to be treated as a REMIC can create complex U.S. federal income tax consequences, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders.

Special tax consequences apply to charitable remainder trusts (“CRTs”) (as defined in Section 664 of the Code) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. CRTs are urged to consult their own tax advisers and financial planners concerning these special tax consequences.

Tax Shelter Reporting Regulations

Generally, under U.S. Treasury regulations, if an individual shareholder recognizes a loss of $2 million or more, or if a corporate shareholder recognizes a loss of $10 million or more, with respect to Fund shares, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of securities are in many cases exempt from this reporting requirement, but under current guidance, shareholders of a RIC are not exempt. Future guidance may extend the current exemption from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their own tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Cost Basis Reporting

In general, the Fund must report “cost basis” information to its shareholders and the IRS for redemptions of “covered shares.” Fund shares purchased on or after January 1, 2012 are generally treated as covered shares. By contrast, Fund shares purchased before January 1, 2012 or shares without complete cost basis information are generally treated as noncovered shares. Fund shareholders should consult their tax advisors to obtain more information about how these cost basis rules apply to them and determine which cost basis method allowed by the IRS is best for them.

Recently Enacted Tax Legislation

The full effects of recently enacted tax legislation are not certain and may cause the Fund and its shareholders to be taxed in a manner different than as described above. Prospective shareholders also should recognize that the present U.S. federal income tax treatment of the Fund and their shareholders may be modified by legislative, judicial or administrative actions at any time, which may be retroactive in effect. The rules dealing with U.S. federal income taxation are constantly under review by Congress, the IRS and the Treasury Department, and statutory changes as well as promulgation of new regulations, revisions to existing statutes, and revised interpretations of established concepts occur frequently. You should consult your advisors concerning the status of legislative proposals that may pertain to holding Fund shares.

The foregoing summary should not be considered to describe fully the income and other tax consequences of an investment in the Fund. Fund investors are strongly urged to consult with their tax advisors, with specific reference to their own situations, with respect to the potential tax consequences of an investment in the Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Fund’s financial statements are audited annually by an independent registered public accounting firm approved by the Fund’s Directors each year. In years in which an annual shareholder meeting is held, the Directors may submit their selection of the independent registered public accounting firm to the shareholders for ratification. Cohen & Company, Ltd., located at 342 N. Water Street, Suite 830, Milwaukee, Wisconsin 53202, is the Fund’s present independent registered public accounting firm.

SHAREHOLDER MEETINGS

The Wisconsin Business Corporation Law permits registered investment companies, such as the Company, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the Act. The Company has adopted the appropriate provisions in its amended and restated bylaws and, at its discretion, will not hold an annual meeting in any year in which none of the following matters is required to be acted upon by the shareholders under the Act: (i) election of directors; (ii) approval of an investment advisory agreement; (iii) ratification of the selection of the independent registered public accounting firm; and (iv) approval of a distribution agreement.

The Company’s amended and restated bylaws also contain procedures for the removal of directors by its shareholders. At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors.

With respect to the Company, upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Company shall promptly call a special meeting of shareholders for the purpose of voting upon the question of removal of any director. Whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least one percent (1%) of the total outstanding shares, whichever is less, shall apply to the Company’s Secretary in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Company; or (2) inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication and form of request.

If the Secretary elects to follow the course specified in clause (2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the Securities and Exchange Commission, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Board of Directors to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

After opportunity for hearing upon the objections specified in the written statement so filed, the Securities and Exchange Commission may, and if demanded by the Board of Directors or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the Securities and Exchange Commission shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the Securities and Exchange Commission shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

CAPITAL STRUCTURE

The Fund’s authorized capital consists of 30,000,000 shares of common stock. The Board of Directors has the power to designate one or more classes (“series”) of shares of common stock and to classify or reclassify any unissued shares with respect to such series. Currently the Company is offering one series, the Sims Total Return Fund. Each share has one vote, and all shares participate equally in dividends and other distributions by a series and in the residual assets of the series in the event of liquidation. Shares of a series have no preemptive, conversion, subscription or cumulative voting rights. Consequently, the holders of more than 50% of the shares voting for the election of directors can elect the entire Board of Directors, and in such event, the holders of the remaining shares voting will not be able to elect any person or persons to the Board of Directors.

The shares of the Fund are redeemable and transferable. All shares issued and sold by the Fund will be fully paid and nonassessable, except as provided in former Section 180.0622(2)(b) of the Wisconsin Business Corporation Law. Fractional shares have the same rights proportionately as to full shares.

DESCRIPTION OF SECURITIES RATINGS

The Fund may invest in “investment grade” corporate obligations (securities rated “BBB” or better by Standard & Poor’s Corporation or “Baa” or better by Moody’s Investors Service, Inc.). Additionally, the Fund may, from time to time, purchase corporate obligations rated less than investment grade if, in the opinion of the Adviser, such lesser rating is due to a special situation or other extenuating circumstance. Finally the Fund may invest in commercial paper rated in the highest two rating categories of Standard & Poor’s Corporation or Moody’s Investors Service, Inc. A brief description of the ratings symbols and their meanings follows.

Standard & Poor’s Corporation (“Standard & Poor’s”) Debt Ratings. A Standard & Poor’s corporate debt rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation. It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation.

The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

I. Likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

II. Nature of and provisions of the obligation; and

III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity, Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy.

AAA - Debt rated AAA has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in the higher rated categories.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC Bonds are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody’s Investors Service, Inc. (“Moody’s”) Bond Ratings.

Moody’s ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed.

Aaa - Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large, or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations; (namely, they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies numerical modifiers 1, 2 and 3 in each of the foregoing generic rating classifications. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

Standard & Poor’s Commercial Paper Ratings. A Standard & Poor’s commercial paper rating is a current opinion of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. The three highest categories are as follows:

A-1. This highest category indicates that the degree of safety regarding timely payment is strong. Those issuers determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2. Capacity for timely payment on issues with this designation is satisfactory. However the relative degree of safety is not as high as for issuers designated “A-1”.

A-3. Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying a higher designation.

Moody’s Short-Term Debt Ratings. Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody’s ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed.

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1 - Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

•	Leading market positions in well-established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 - Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 - Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime - Issuers rated Not Prime do not fall within any of the prime rating categories.

PART C

OTHER INFORMATION

Item 28.	Exhibits

(a)	Registrant’s Amended and Restated Articles of Incorporation. (1)

(b)	Registrant’s Amended and Restated By-Laws. (1)

(c)	None.

(d)	Investment Advisory Agreement with Sims Capital Management LLC. (1)

(e)	Distribution Agreement with Quasar Distributors, LLC. (1)

(f)	None.

(g)	Custodian Agreement with U.S. Bank, N.A. (successor to First Wisconsin Trust Company). (3)

(h)	(i) Administration and Fund Accounting Agreement with UMB Fund Services, Inc. (4)

(ii)	Power of Attorney. (1)

(i)	Opinion of Foley & Lardner LLP, counsel for Registrant.

(j)	Consent of Cohen & Company, Ltd., independent registered public accounting firm.

(k)	None.

(l)	Investment Agreement. (2)

(m)	None.

(n)	None.

(p)	(i) Code of Ethics of Sims Total Return Fund, Inc. and Sims Capital Management LLC. (1)

(ii)	Code of Ethics of Quasar Distributors, LLC. (1)

(1)	Previously filed as an exhibit to Post-Effective Amendment No. 45 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 45 was filed on October 28, 2016 and its accession number is 0001398344-16-020070.

(2)	Previously filed as an exhibit to Post-Effective Amendment No. 19 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 19 was filed on August 29, 1997 and its accession number is 0000897069-97-000378.

(3)	Previously filed as an exhibit to Post-Effective Amendment No. 29 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 29 was filed on October 30, 2006 and its accession number is 0000897069-06-002288.

(4)	Previously filed as an exhibit to Post-Effective Amendment No. 43 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 43 was filed on October 28, 2015 and its accession number is 0000898531-15-000428.

Item 29.	Persons Controlled by or under Common Control with Registrant

Registrant is not controlled by any person. Registrant neither controls any person nor is under common control with any person.

Item 30.	Indemnification

The Wisconsin Business Corporation Law and Registrant’s By-Laws provide for the indemnification of Registrant’s directors and officers in a variety of circumstances, which may include liability under the Securities Act of 1933.

The By-Laws provide that any director, officer, agent or employee of Registrant and any person similarly serving another enterprise at the request of Registrant is entitled to indemnification against expenses, judgments, fines and amounts paid in settlement reasonably incurred in any threatened, pending or completed proceeding if such person acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of Registrant, and with respect to any criminal proceeding, he had no reasonable cause to believe his conduct was unlawful; provided that Registrant may not indemnify any such person in relation to matters to which such person shall be adjudged in such action, suit or proceeding to be liable for gross negligence, willful misfeasance, bad faith or reckless disregard of the duties and obligations involved in the conduct of his office. Unless ordered by a court, the determination that indemnification of an individual is proper is to be made by (i) the board of directors, by a majority vote of a quorum which consists of directors who were not parties to the action, suit or proceeding nor interested persons of Registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940; or (ii) if the required quorum is not obtainable or if a quorum of disinterested directors so direct, by independent legal counsel in a written opinion.

Expenses, including attorneys’ fees, incurred in the preparation of and/or presentation of the defense of a civil or criminal action, suit or proceeding may be paid by Registrant in advance of the final disposition of such action, suit or proceeding in accordance with the requirements of the Wisconsin Business Corporation Law and the Securities and Exchange Commission. The current requirements are: (i) the indemnitee must undertake to repay such amount unless it shall ultimately be determined that the indemnitee is entitled to indemnification; and (ii) any of the following is made a condition of the advance: (A) the indemnitee shall provide a security for his undertaking; (B) Registrant shall be insured against losses arising by reason of any lawful advances; or (C) a majority of a quorum of the disinterested non-party directors of Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee will be found entitled to indemnification.

Notwithstanding the foregoing, Section 180.0851 of the Wisconsin Business Corporation Law provides for mandatory indemnification (a) if a director, officer, employee or agent was successful on the merits or otherwise in the defense of a proceeding, and (b) if the director, officer, employee or agent was not successful on the merits or otherwise but the liability incurred was not the result of a breach or failure to perform a duty which constituted any of the following: (1) a willful failure to deal fairly with the corporation or its shareholders in connection with a matter in which the director, officer, employee or agent has a material conflict of interest; (2) a violation of criminal law, unless the director, officer, employee or agent had reasonable cause to believe his or her conduct was unlawful; (3) a transaction from which the director, officer, employee or agent derived an improper personal benefit; or (4) willful misconduct.

Insofar as indemnification for and with respect to liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person or Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Commencing early October 2017 the Registrant secured directors’ and officers’ liability insurance (“D&O coverage”) in the face amount of $1,000,000 (with a $100,000 deductible). This D&O coverage continues until December 31, 2018, and the Registrant intends to use its commercially reasonable best efforts to maintain such D&O coverage on an ongoing basis.

Item 31.	Business and Other Connections of Investment Adviser

Information with respect to Mr. Luke E. Sims and Mr. David C Sims is incorporated by reference to the Statement of Additional Information pursuant to Rule 411 under the Securities Act of 1933.

Item 32.	Principal Underwriters

(a)	Quasar Distributors, LLC, the Registrant’s principal underwriter, acts as principal underwriter for the following investment companies:

1919 Funds

Abbey Capital Futures Strategy Fund

AC One China Fund

Advantus Mutual Funds

Advisors Asset Management Funds

Aegis Funds

Akre Funds

Allied Asset Advisors Funds

Alpha Architect Funds

AlphaClone ETF Fund

AlphaMark ETFs

Altair Funds

American Trust

Amplify ETFs

Angel Oak Funds

Aptus ETF

Argent Capital Funds

Barrett Growth Fund

Barrett Opportunity Fund

Becker Value Equity Fund

Bogle Investment Management

Boston Common Funds

Boston Partners Funds

Bramshill Funds

Bridge Builder Trust

Bridges Investment Fund, Inc.

Bright Rock Funds

Brookfield Investment Funds

Brown Advisory Funds

Buffalo Funds

Campbell Funds

CAN SLIM Select Growth Fund

Capital Advisors Funds

CBOE Vest Financial ETFs

CG Funds Trust

Change Finance, Inc.

Chase Funds

ClearShares ETF

Coho Partners

Coldstream Funds

Congress Funds

Convergence Funds

Cove Street Capital Funds

CrossingBridge Funds

Davidson Funds

Dearborn Funds

Defiance Global ETFs

Diamond Hill

DoubleLine Funds

Edgar Lomax Value Fund

Equable Shares

Equobot ETF

Evercore Equity Fund

Evermore Global Investors Trust

Exponential ETFs

Fiera Capital Funds

First American Funds, Inc.

First State Investments Funds

Fort Pitt Capital Group, Inc.

Fulcrum Funds

Fund X Funds

Gerstein Fisher Funds

Glenmede Fund, Inc.

Glenmede Portfolios

GoodHaven Funds

Great Lakes Funds

Green Square

Greenspring Fund

Harding Loevner Funds

Hennessy Funds

Highmore Funds

Hodges Mutual Funds

Hood River Funds

Horizon Investment Funds

Hotchkis & Wiley Funds

Huber Funds

iM Global Partner Funds

Infinity Q Funds

Intrepid Capital Management

IronBridge Funds

Jackson Square Partners

Jacob Funds, Inc.

Jensen Funds

Kirr Marbach Partners Funds, Inc.

Lawson Kroeker Funds

LHA Funds

LKCM Funds

LoCorr Investment Trust

Logan Capital Funds

Loncar ETFs

MainGate MLP Funds

Marketfield Fund

Matrix Asset Advisors, Inc.

Mason Money Funds

MD Sass

Miller Value Funds

Monetta Trust

Morgan Dempsey Funds

Motley Fool

Muhlenkamp Fund

Muzinich Funds

Nationwide Funds

Nicholas Funds

Nuance Funds

Oakhurst Funds

Orinda Funds

O'Shaughnessy Funds

Osterweis Funds

Otter Creek Funds

Pension Partners Funds

Permanent Portfolio Funds

Pemberwick Funds

Pension Partners Funds

Permanent Portfolio Funds

Perritt Funds, Inc.

PIA Funds

Poplar Forest Funds

Port Street Funds

Premise Capital ETFs

Primecap Odyssey Funds

Prospector Funds

Provident Mutual Funds, Inc.

Pzena Funds

Rareview Funds

RBC Funds Trust

Reinhart Funds

RiverNorth Funds

Rockefeller Funds

Salt Financial Funds

Scharf Funds

Schneider Funds

Semper Funds

SerenityShares

Shenkman Funds

SIMS Total Return Fund

SL Advisors ETF

Smith Group Funds

Snow Capital Family of Funds

Soundwatch Fund

Spyglass Funds

StrongVest

Summit Global Funds

Thomas White Funds

Thompson IM Funds, Inc.

Tiedemann Funds

TorrayResolute Funds

Tortoise Funds

Trillium Funds

TrimTabs ETF

Tygh Capital Management

US Global ETFs

USCA Shield Fund

USQ Funds

Validea Funds

Vert Global REITs

Vident Funds

Villere & Co.

Volshares Large Cap ETF

Wasmer Schroeder Funds

Weiss Multi-Strategy Funds

Westchester Capital Funds

Wisconsin Capital Funds, Inc.

YCG Funds

Zevenbergen Capital Investments Funds

(b)	To the best of the Registrant’s knowledge, the directors and executive officers of Quasar Distributors, LLC are as follows:

Name and Principal Business Address	Positions and Offices with Quasar Distributors, LLC	Position and Offices with Registrant
James R. Schoenike(1)	President, Board Member	None
Andrew M. Strad(2)	Vice President, Secretary	None
Joe Neuberger(1)	Board Member	None
Robert Kern(1)	Board Member	None
Susan LaFond(1)	Vice President, Treasurer	None
Peter Hovel(1)	Chief Financial Officer	None
Teresa Cowan(1)	Senior Vice President, Assistant Secretary	None
Brett Scribner	Assistant Treasurer	None

(1)	This individual is located at 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.
(2)	This individual is located at 10 West Market Street, Indianapolis, Indiana 46204.

(c)	Not applicable.

Item 33.	Location of Accounts and Records

All accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are located at the corporate offices of UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, Wisconsin 53212.

Item 34.	Management Services

All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

Item 35.	Undertakings

Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant’s latest annual report to shareholders, upon request and without charge.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amended Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Milwaukee and State of Wisconsin on the 26th day of October, 2018.

SIMS TOTAL RETURN FUND, INC.
(Registrant)

By:	/s/ Luke E. Sims
Luke E. Sims
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

Name	Title	Date

/s/ Luke E. Sims	Principal Executive Officer	October 26, 2018
Luke E. Sims

/s/ David C. Sims
David C. Sims	Principal Financial and Accounting Officer	October 26, 2018

Barry S. Arnold*	Director	*

Clark J. Hillery*	Director	*

William J. Rack*	Director	*

Richard L. Teigen*	Director	*

*By:	/s/ Luke E. Sims
Luke E. Sims
Attorney-in-fact
October 26, 2018

Signature Page

EXHIBIT INDEX

Exhibit No.	Exhibit
(a)	Registrant’s Amended and Restated Articles of Incorporation.*
(b)	Registrant’s Amended and Restated By-Laws.*
(c)	None
(d)	Investment Advisory Agreement with Sims Capital Management LLC.*
(e)	Distribution Agreement with Quasar Distributors, LLC.*
(f)	None
(g)	Custodian Agreement with U.S. Bank, N.A. (successor to First Wisconsin Trust Company)*
(h)	(i) Administration and Fund Accounting Agreement with UMB Fund Services, Inc.* (ii) Power of Attorney.*
(i)	Opinion of Foley & Lardner LLP, counsel for Registrant
(j)	Consent of Cohen & Company, Ltd., independent registered public accounting firm
(k)	None
(l)	Investment Agreement*
(m)	None
(n)	None
(p)	(i) Code of Ethics of Sims Total Return Fund, Inc. and Sims Capital Management LLC.* (ii) Code of Ethics of Quasar Distributors, LLC.*

*	Previously filed.